                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): April 7, 1999


                                 MODACAD, INC.
--------------------------------------------------------------------------------
        (Exact name of registrant as specified in its charter)


          California                    33-31166                 95-4145930
-------------------------------     ----------------    ------------------------
(State or other jurisdiction of        (Commission             (IRS Employer
incorporation or organization)          File Number)         Identification No.)



    3861 Sepulveda Blvd., Culver City                            90230
----------------------------------------                ------------------------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code            (310) 751-2100
                                                        ------------------------

                               Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

ModaCAD, Inc. ("ModaCAD") reports its transaction with Intel Corporation ("Intel") pursuant to an agreement under which Intel Corporation purchased 455,218 shares of ModaCAD's common stock and, subject to shareholder approval, warrants to purchase 538,674 shares of ModaCAD's common stock. See attached press release issued on April 9, 1999 and the Stock and Warrant Purchase and Investor Rights Agreement between ModaCAD and Intel, both of which are, by this reference, incorporated herein.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                ModaCAD, INC.


Date: April 14, 1999                           By:   /s/  LEE FREEDMAN
                                                     ---------------------------
                                                     Lee Freedman
                                                     Vice President, Finance and
                                                     Chief Financial Officer

                                 PRESS RELEASE

Modacad Closes Investment Round

LOS ANGELES,  CALIFORNIA, April 9, 1999 . . . . Modacad, Inc. (NASDAQ: MODA), an
e-Commerce solutions provider for the fashion industry, today announced that it has completed a privately placed investment of common stock and warrants valued at $8.5 million. The lead financial investor was Castle Creek Technology Partners, LLC, and other financial investors included Marshall Capital Management, Inc., an affiliate of Credit Suisse First Boston. Concurrently, Modacad announced that Intel Corporation has taken a $5 million equity position in Modacad in exchange for its right to present and future royalty streams under an existing business agreement.

The financial investors, led by Castle Creek, received $8.5 million of common stock priced at $10.98 per share. Additionally, these investors received five year warrants to purchase 271,889 shares of Modacad stock at a premium of 25% above the common stock purchase price, as well as one year cash-exercise warrants to purchase 323,678 shares of Modacad stock at a premium of 20% above the common stock purchase price and 15-month cash-exercise warrants to purchase 323,678 shares of Modacad stock also at a premium of 20% above the common stock purchase price. The exerciseability of the warrants is subject to shareholder approval.

"This investment will expand our institutional shareholder base and give us access to the capital necessary to accelerate our expansion in the Internet e-Commerce marketplace," stated Maurizio Vecchione, Modacad's president and chief operating officer.

In return for its royalty streams, Intel received $5 million of Modacad common stock, also priced at $10.98 per share. Intel also received warrants to purchase a proportionate number of shares of Modacad stock with terms substantially similar to the warrants issued to the investors led by Castle Creek. The agreement with Intel enables Modacad to apply its revenue toward the execution of its internet strategy while maintaining its working relationship with Intel.

"Provided the value of Modacad stock increases sufficiently and the cash-exercise warrants are exercised, we would have access to up to an additional $13.5 million in cash," stated Maurizio Vecchione, Modacad's president and chief operating officer.

As the result of this transaction, Intel and Castle Creek will each become 6.2% shareholders in Modacad. PaineWebber Incorporated and ING Baring Furman Selz LLC acted as placement agents and advisors to Modacad.

Founded in 1988, Modacad is an enabler of e-Commerce for manufacturers and consumers. With more than 11 years of experience, the Company is a recognized leader in 3D rendering and digital content management. Modacad recently launched a new apparel e-commerce site at www.styleclick.com, featuring fashion, fitness and beauty products, that allows users to comparison shop among leading brands. The investment will increase Modacad's ability to develop the market for styleclick.com and to enhance its web-based merchandising products.

For further information, or a complete investor kit, contact Gail Laguna, Investor Relations manager, at 310-751-2100 or visit ModaCAD's web site at www.modacad.com.

MODACAD, INC.

            STOCK AND WARRANT PURCHASE AND INVESTOR RIGHTS AGREEMENT

     This Stock and Warrant Purchase and Investor Rights Agreement (this "Agreement") is made and entered into as of April 7, 1999, by and between ModaCAD, Inc., a California corporation (the "Company"), and Intel Corporation, a Delaware corporation (the "Investor").

                                    RECITALS

     WHEREAS, the Company and the Investor entered into that certain Development Agreement, dated as of November 12, 1997 (the "Development Agreement");

     WHEREAS, pursuant to the terms hereof, the parties have agreed to terminate the future royalty obligations under the Development Agreement, and, in consideration thereof, the Company has agreed to grant to the Investor an equity stake in the Company on the terms and conditions of this Agreement;

     WHEREAS, the Company desires to sell to the Investor, and the Investor desires to purchase from the Company, shares of Common Stock, no par value, of the Company (the "Common Stock"), on the terms and conditions set forth in this Agreement; and

     WHEREAS, the Company has agreed to issue to the Investor three separate warrants, in the forms attached hereto as Exhibits A-1, A-2 and A-3
(respectively, the "First Warrants," the "Second Warrants" and the "Third Warrants" and, collectively, the "Warrants"), to purchase an aggregate of 538,673 shares of Common Stock (the "Warrant Shares"), subject to the terms thereof and to the terms of this Agreement.

     NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. AGREEMENT TO PURCHASE AND SELL STOCK AND WARRANTS

          (a) Authorization. The Company's Board of Directors will, prior to the Closing, authorize the issuance, pursuant to the terms and conditions of this Agreement, of shares of Common Stock in an amount equal to the number of Purchased Shares (as defined in Section 1(b)), and shall further reserve for issuance the number of shares of Common Stock issuable upon exercise of the Warrants.

          (b) Agreement to Purchase and Sell Securities. The Company hereby agrees to issue and sell to the Investor at the Closing (as defined below), and the Investor hereby agrees to acquire from the Company at the Closing, 455,217 shares of Common Stock (collectively, the "Purchased Shares") at a price per share of $10.9838 (the "Purchase Price"). The aggregate Purchase Price for the Purchased Shares shall be $5,000,000, which amount shall be deemed paid by the Investor upon execution of the Amendment.

          (c) Issuance of Warrants. At the Closing, the Company shall execute and deliver to the Investor the Warrants.

     2. CLOSING. The purchase and sale of the Purchased Shares and the issuance of the Warrants shall take place at the offices of Coudert Brothers, 1055 West Seventh Street - 20th Floor, Los Angeles, CA 90017, on April 7, 1999 or at such other time and place as the Purchaser and the Company may mutually agree upon (which time and place are referred to in this Agreement as the "Closing"). At the Closing, the Company will deliver to the Investor this Agreement, the Warrants and certificates representing the Purchased Shares, in each case duly executed by the Company, in addition to the documents required pursuant to
Section 6 below. Closing documents may be delivered by facsimile with original signature pages sent by overnight courier. The date of the Closing is referred to herein as the Closing Date.

     3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Investor that the statements in this Section 3 are true and correct, except as set forth in the Disclosure Letter (as defined in Section 7(a)):

          (a) Organization Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all corporate power and authority required to (a) carry on its business as presently conducted, and (b) enter into this Agreement, the Warrants and the other agreements, instruments and documents contemplated hereby, and to consummate the transactions contemplated hereby and thereby. The Company is qualified to do business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means a material adverse effect on, or a material adverse change in, or a group of such effects on or changes in, the business, operations, financial condition, results of operations, prospects, assets or liabilities of the applicable party and its subsidiaries, taken as a whole.

          (b) Capitalization. The capitalization of the Company, without giving effect to the transactions contemplated by this Agreement, is as follows. The authorized stock of the Company consists only of 15,000,000 shares of Common Stock, of which 6,164,874 shares were issued and outstanding as of April 6, 1999. All such shares of Common Stock have been duly authorized, and all such issued and outstanding shares of Common Stock have been validly issued, are fully paid and nonassessable and are free and clear of all liens, claims and encumbrances, other than any liens, claims or encumbrances created by or imposed upon the holders thereof. As of the date hereof, the Company has also reserved 1,650,000 shares of Common Stock for issuance upon exercise of options or other stock awards granted to officers, directors, employees or independent contractors or affiliates of the Company under the Company's stock incentive plans. All shares of Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and nonassessable. There are no other equity securities, options, warrants, calls, rights, commitments or agreements of any character to which the Company is a party or by which it is bound obligating the Company to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of the Company or obligating the Company to grant, extend or enter into any such equity security, option, warrant, call, right, commitment or agreement. The Company does not have any subsidiaries, nor does the Company own any capital stock, assets comprising the business of, obligations of, or any other interest (including any equity or partnership interest) in, or any outstanding loan or advance to or from, any person or entity.

          (c) Due Authorization. All corporate actions on the part of the Company, its officers, directors and stockholders (other than the Nasdaq Authorizations (as herein defined)) necessary for the authorization, execution, delivery of, and the performance of all obligations of the Company under this Agreement, the Amendment and the Warrants, and the authorization, issuance, reservation for issuance and delivery of all of the Purchased Shares being sold under this Agreement and all Common Stock issuable upon exercise of the Warrants, have been or will be taken, and this Agreement and the Warrants constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except (a) as may be limited by (i) applicable bankruptcy, insolvency, reorganization or others laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies and (b) as rights to indemnity or contribution may be limited under federal or state securities laws or by principles of public policy thereunder.

          (d) Valid Issuance of Stock.

               (i) Valid Issuance. The shares of Common Stock to be issued pursuant to this Agreement and upon the exercise of the Warrants will be, upon payment therefor by the Investor in accordance with this Agreement, or exercise in accordance with the Warrants, duly authorized, validly issued, fully paid and non-assessable. The Board of Directors of the Company has unanimously approved the issuance of the Purchased Shares pursuant to the terms hereof and of shares of Common Stock issuable upon full exercise of the First Warrants, the Second Warrants and the Third Warrants pursuant to the terms thereof (without giving effect to any limitations on exercise contained therein, including for purposes of Nasdaq Rule 4460(i) and Nasdaq Rule 4310(c)(25)(H)(1)(b)) (the "Nasdaq Authorizations"), has unanimously recommended to the stockholders of the Company the approval of the Nasdaq Authorizations and will seek Shareholder Approval (as defined below) at the Company's next annual meeting, which is currently scheduled for June 29, 1999. No further corporate authorization or approval (other than the Shareholder Approval) is required under the rules of the Nasdaq with respect to the transaction contemplated by this Agreement, including, without limitation, the issuance of the Shares and Warrant Shares and the inclusion thereof for trading on the Nasdaq.

               (ii) Compliance with Securities Laws. Assuming the correctness of the representations made by the Investor in Section 4 hereof, the Purchased Shares, the Warrants, and all shares of Common Stock issuable upon exercise of the Warrants, will be issued to the Investor in compliance with applicable exemptions from (i) the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act") and (ii) the registration and qualification requirements of all applicable securities laws of the states of California and Delaware.

          (e) Governmental Consents. No consent, approval, order or authorization of, or registration qualification, designation, declaration or filing with, or notice to, any federal, state or local governmental authority on the part of the Company is required in connection with the issuance of the Purchased Shares and the Warrants to the Investor, or the consummation of the other transactions contemplated by this Agreement and the Warrants. As used herein, the term "HSR Requirements" means compliance with the filing and other requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act").

          (f) Non-Contravention. The execution, delivery and performance of this Agreement, the Amendment and the Warrants by the Company, and the consummation by the Company of the transactions contemplated hereby and by the Amendment and the Warrants (including issuance of the Purchased Shares and the Warrants, and issuance of shares of Common Stock upon exercise of the Warrants), do not and will not (i) contravene or conflict with the Articles of Incorporation or Bylaws of the Company; (ii) constitute a violation of any provision of any federal, state, local or foreign law binding upon or applicable to the Company; or (iii) constitute a default or require any consent under, give rise to any right of termination, cancellation or acceleration of, or to a loss of any benefit to which the Company is entitled under, or result in the creation or imposition of any lien, claim or encumbrance on any assets of the Company under, any contract to which the Company is a party or any permit, license or similar right relating to the Company or by which the Company may be bound or affected.

          (g) Litigation. There is no action, suit, proceeding, claim, arbitration or investigation ("Action") pending or, to the best of the Company's knowledge, threatened: (a) against the Company, its activities, properties or assets, or any officer, director or employee of the Company in connection with such officer's, director's or employee's relationship with, or actions taken on behalf of, the Company, or (b) that seeks to prevent, enjoin, alter or delay the transactions contemplated by this Agreement, the Amendment or the Warrants (including issuance of the Purchased Shares or the Warrants). The Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. No Action by the Company is currently pending nor does the Company intend to initiate any Action that is reasonably likely to be material to the Company.

          (h) Compliance with Law and Charter Documents. The Company is not in violation or default of any provisions of its Articles of Incorporation or Bylaws, both as amended. The Company has complied in all material respects and is in material compliance with all applicable statutes, laws, rules, regulations and orders of the United States of America and all states thereof, foreign countries and other governmental bodies and agencies having jurisdiction over the Company's business or properties.

          (i) SEC Documents.

               (1) Reports. The Company has furnished to the Investor prior to the date hereof a complete and correct list of all registration statements, reports and proxy statements filed by the Company with the SEC on or after December 31, 1997 (the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997, its Quarterly Reports on Form 10-QSB for the fiscal quarters ended March 31, June 30 and September 30, 1998, and all such other registration statements, reports and proxy statements are collectively referred to herein as the "SEC Documents"). Each of the SEC Documents, as of the respective date thereof (or if amended or superseded by a filing prior to the Closing Date, then on the date of such filing), did not, and each of the registration statements, reports and proxy statements filed by the Company with the SEC after the date hereof and prior to the Closing will not, as of the date thereof (or if amended or superseded by a filing after the date of this Agreement, then on the date of such filing), contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company is not a party to any material contract, agreement or other arrangement that was required to have been filed as an exhibit to the SEC Documents that was not so filed.

               (2) Financial Statements. The Company has provided the Investor with copies of its audited financial statements (the "Audited Financial Statements") for the fiscal year ended December 31, 1998, and its unaudited financial statements for the two-month period ended February 28, 1999 (the "Balance Sheet Date"). Since the Balance Sheet Date, the Company has duly filed with the SEC all registration statements, reports and proxy statements required to be filed by it under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Securities Act. The audited and unaudited consolidated financial statements of the Company included in the SEC Documents filed prior to the date hereof fairly present, in conformity with generally accepted accounting principles ("GAAP") (except, in the case of the Form 10-QSB's, as may otherwise be permitted by Form 10-QSB) applied on a consistent basis (except as otherwise may be stated in the notes thereto), the consolidated financial position of the Company and its consolidated subsidiaries as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject to normal year-end audit adjustments in the case of unaudited interim financial statements).

          (j) Absence of Certain Changes Since Balance Sheet Date. Since the Balance Sheet Date, the business and operations of the Company have been conducted in the ordinary course consistent with past practice, and there has not been:

               (i) any declaration, setting aside or payment of any dividend or other distribution of the assets of the Company with respect to any shares of capital stock of the Company or any repurchase, redemption or other acquisition by the Company or any subsidiary of the Company of any outstanding shares of the Company's capital stock;

               (ii) any damage, destruction or loss, whether or not covered by insurance, except for such occurrences, individually and collectively, that are not material to the Company;

               (iii) any waiver by the Company of a valuable right or of a material debt owed to it, except for such waivers, individually and collectively, that are not material;

               (iv) any material change or amendment to, or any waiver of any material right under a material contract or arrangement by which the Company or any of its assets or properties is bound or subject, except for changes, amendments or waivers that are expressly provided for or disclosed in this Agreement;

               (v) any change by the Company in its accounting principles, methods or practices or in the manner it keeps its accounting books and records, except any such change required by a change in GAAP; or

               (vi) any other event or condition of any character, except for such events and conditions that have not resulted, and could not reasonably be expected to result, either individually or collectively, in a Material Adverse Effect.

          (k) Invention Assignment and Confidentiality Agreement. Each employee and consultant or independent contractor of the Company whose duties include the development of products or Intellectual Property (as defined below), and each former employee and consultant or independent contractor whose duties included the development of products or Intellectual Property, has entered into and executed an invention assignment and confidentiality agreement in customary form or an employment or consulting agreement containing substantially similar terms.

          (l) Intellectual Property.

               (i) Ownership or Right to Use. The Company has sole title to and owns, or is licensed or otherwise possesses legally enforceable rights to use, all patents or patent applications, software, know-how, registered or unregistered trademarks and service marks and any applications therefor, registered or unregistered copyrights, trade names, and any applications therefor, trade secrets or other confidential or proprietary information ("Intellectual Property") necessary to enable the Company to carry on its business as currently conducted, except where any deficiency, or group of deficiencies, would not have a Material Adverse Effect.

               (ii) Licenses; Other Agreements. The Company is not currently the licensee of any material portion of the Intellectual Property of the Company. There are not outstanding any licenses or agreements of any kind relating to any Intellectual Property owned by the Company, except for agreements with customers of the Company entered into in the ordinary course of the Company's business and other licenses and agreements that, collectively, are not material. The Company is not obligated to pay any royalties or other payments to third parties with respect to the marketing, sale, distribution, manufacture, license or use of any Intellectual Property, except as the Company may be so obligated in the ordinary course of its business, as disclosed in the Company's SEC Documents or where the aggregate amount of such payments could not reasonably be expected to be material.

               (iii) No Infringement. The Company has not violated or infringed in any material respect, and is not currently violating or infringing in any material respect, and the Company has not received any communications alleging that the Company (or any of its employees or consultants) has violated or infringed, any Intellectual Property of any other person or entity.

               (iv) Employees and Consultants. To the best of the Company's knowledge, no employee of or consultant to the Company is in material default under any term of any material employment contract, agreement or arrangement relating to Intellectual Property of the Company or any material non-competition arrangement, other contract or restrictive covenant relating to the Intellectual Property of the Company. The Intellectual Property of the Company (other than any Intellectual Property duly acquired or licensed from third parties) was developed entirely by the employees of or consultants to the Company during the time they were employed or retained by the Company, and to the best knowledge of the Company, at no time during conception or reduction to practice of such Intellectual Property of the Company were any such employees or consultants operating under any grant from a government entity or agency or subject to any employment agreement or invention assignment or non-disclosure agreement or any other obligation with a third party that would materially and adversely affect the Company's rights in the Intellectual Property of the Company. Such Intellectual Property of the Company does not, to the best knowledge of the Company, include any invention or other intellectual property of such employees or consultants made prior to the time such employees or consultants were employed or retained by the Company nor any intellectual property of any previous employer of such employees or consultants nor the intellectual property of any other person or entity.

               (v) Year 2000 Compliance.

                    (a)  All of the  Company's  and its  subsidiaries'  material products (including products currently under development) will record, store, process and calculate and present calendar dates falling on and after December 31, 1999, and will calculate any information dependent on or relating to such dates in the same manner and with the same functionality, data integrity and performance as the products record, store, process, calculate and present calendar dates on or before December 31, 1999, or calculate any information dependent on or relating to such dates (collectively, "Year 2000 Compliant"). Each of the Company's Internet web sites and all of the Company's and its subsidiaries' material products will lose no significant functionality with respect to the introduction of records containing dates falling on or after December 31, 1999. All of the Company's and its subsidiaries' internal computer systems comprised of software, hardware, databases or embedded control systems related to the Company's and its subsidiaries' businesses (collectively, a "Business System"), that constitutes any material part of, or is used in connection with the use, operation or enjoyment of, any material tangible or intangible asset or real property of the Company and its subsidiaries, including its accounting systems, are Year 2000 Compliant. The current versions of the Company's and its subsidiaries' software and all other Intellectual Property may be used prior to, during and after December 31, 1998, such that such software and Intellectual Property will operate prior to, during and after such time period without error caused by date data that represents or references different centuries or more than one century.

                    (b) To the  knowledge of the Company,  all of the  Company's products and the conduct of the Company's business with customers and suppliers will not be materially adversely affected by the advent of the year 2000, the advent of the twenty-first century or the transition from the twentieth century through the year 2000 and into the twenty-first century. To the knowledge of the Company, neither the Company nor any of its subsidiaries is reasonably likely to incur material expenses arising from or relating to the failure of any of its Business Systems or any products (including all products sold on or prior to the date hereof) as a result of the advent of the year 2000, the advent of the twenty-first century or the transition from the twentieth century through the year 2000.

          (m) Registration Rights. The Company is not currently subject to any agreement providing any person or entity any rights (including piggyback registration rights) to have any securities of the Company registered with the SEC or registered or qualified with any other governmental authority.

          (n) Title to Property and Assets. The properties and assets of the Company are owned by the Company free and clear of all mortgages, deeds of trust, liens, charges, encumbrances and security interests except for statutory liens for the payment of current taxes that are not yet delinquent and liens, encumbrances and security interests that arise in the ordinary course of business and do not in any material respect affect the properties and assets of the Company. With respect to the property and assets it leases, the Company is in compliance with such leases in all material respects.

          (o) Tax Matters. The Company has filed all material tax returns required to be filed, which returns are true and correct in all material respects, and the Company has paid in full all taxes that have become due on or prior to the date hereof (and will have paid when due all taxes that become due after the date hereof and prior to the Closing), including penalties and interest, assessments, fees and other charges, other than those being contested in good faith and/or those for which adequate reserves have been provided for.

          (p) Full Disclosure. The information contained in this Agreement, the Disclosure Letter (as defined in Section 7(a)) and the SEC Documents with respect to the business, operations, assets, results of operations and financial condition of the Company, are true and complete in all material respects and do not omit to state any material fact or facts necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (q) Finder's Fee. The Company neither is nor will be obligated for any finder's or broker's fee or commission in connection with this transaction.

     4. REPRESENTATIONS, WARRANTIES AND CERTAIN AGREEMENTS OF THE INVESTOR. The Investor hereby represents and warrants to the Company, and agrees that:

          (a) Organization Good Standing and Qualification. The Investor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all corporate power and authority required to carry on its business as presently conducted.

          (b) Authorization. The execution of this Agreement has been duly authorized by all necessary corporate action on the part of the Investor. This Agreement constitutes the Investor's legal, valid and binding obligation, enforceable in accordance with its terms, except as may be limited by (a) (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies. The Investor has full corporate power and authority to enter into this Agreement, except as rights to indemnity or contribution may be limited under federal or state securities laws or by principles of public policy thereunder.

          (c) Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Investor is required in connection with the acquisition of the Purchased Shares and the Warrants by the Investor.

          (d) Non-Contravention. The execution, delivery and performance of this Agreement by the Investor, and the consummation by the Investor of the transactions contemplated hereby, do not and will not (i) contravene or conflict with the Certificate of Incorporation or Bylaws of the Investor;
     (ii) constitute a violation of any provision of any federal, state, local or foreign law binding upon or applicable to the Investor; or (iii) constitute a default or require any consent under, give rise to any right of termination, cancellation or acceleration of, or to a loss of any benefit to which the Investor is entitled under, or result in the creation or imposition of any lien, claim or encumbrance on any assets of the Investor under, any contract to which the Investor is a party or any permit, license or similar right relating to the Investor or by which the Investor may be bound or affected.

          (e) Litigation. There is no Action pending against the Investor that seeks to prevent, enjoin, alter or delay the transactions contemplated by this Agreement.

          (f) Purchase for Own Account. The Purchased Shares and the Warrant are being acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. The Investor also represents that it has not been formed for the specific purpose of acquiring the Purchased Shares or the Warrants.

          (g) Investment Experience. The Investor understands that the purchase of the Purchased Shares and the Warrants involves substantial risk. The Investor has experience as an investor in securities of companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment in the Purchased Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of this investment in the Purchased Shares and protecting its own interests in connection with this investment.

          (h) Accredited Investor Status. The Investor is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act.

          (i) Restricted Securities. The Investor understands that the Purchased Shares, the Warrants, and the shares of Common Stock issuable upon exercise of the Warrants are characterized as "restricted securities" under the Securities Act, inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the Securities Act and applicable regulations thereunder such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Investor is familiar with Rule 144 of the SEC, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

          (j) Legends. The Investor agrees that the certificates for the Purchased Shares and the shares of Common Stock issuable upon exercise of the Warrants shall bear the following legend:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS."

     In addition, the Investor agrees that the Company may place stop transfer orders with its transfer agents with respect to such certificates. The appropriate portion of the legend and the stop transfer orders will be removed promptly upon delivery to the Company of such satisfactory evidence as reasonably may be required by the Company that such legend or stop orders are not required to ensure compliance with the Securities Act.

          (k) Finder's Fee. Investor neither is nor will be obligated for any finder's or broker's fee or commission in connection with this transaction.

     5. CONDITIONS TO THE INVESTOR'S OBLIGATIONS AT CLOSING. The obligations of the Investor under Sections l and 2 of this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions:

          (a) Representations and Warranties True. Each of the representations and warranties of the Company contained in Section 3 shall be true and correct in all material respects on and as of the date of the Disclosure Letter (as defined in Section 7(a) below) and on and as of the date of the Closing, except as set forth in the Disclosure Letter, with the same effect as though such representations and warranties had been made as of the Closing.

          (b) Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

          (c) Securities Exemptions. The offer and sale of the Purchased Shares and the Warrants to the Investor pursuant to this Agreement and the Warrants shall be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all applicable state securities laws.

          (d) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investor, and the Investor shall have received all such counterpart originals and certified or other copies of such documents as it may reasonably request. Such documents shall include but not be limited to the following:

               (i) Certified Charter Documents. A copy of (i) the Articles of Incorporation certified as of a recent date by the Secretary of State of California as a complete and correct copy thereof, and (ii) the Bylaws of the Company (as amended through the date of the Closing) certified by the Secretary of the Company as a true and correct copy thereof as of the Closing.

               (ii) Board Resolutions. A copy, certified by the Secretary of the Company, of the resolutions of the Board of Directors of the Company providing for the approval of this Agreement and the Warrants and the issuance of the Purchased Shares and the shares of Common Stock issuable upon exercise of the Warrants, and the other matters contemplated hereby and thereby.

               (iii) Registrar and Transfer Agent Certificate. A certificate, executed by the Company's registrar and transfer agent certifying the number of outstanding shares of Common Stock of the Company as of a recent date reasonably acceptable to the Investor.

          (e) Opinion of Company Counsel. The Investor will have received an opinion on behalf of the Company, dated as of the date of the Closing, from Coudert Brothers, counsel to the Company, in a form reasonably acceptable to the Investor.

          (f) No Material Adverse Effect. Between the date hereof and the Closing, there shall not have occurred any Material Adverse Effect to the Company.

          (g) Nasdaq Requirements. All requirements of the Nasdaq National Market in connection with the transactions contemplated by this Agreement and the Warrants shall have been complied with by the Company. The Purchased Shares and the shares of Common Stock issuable upon conversion of the Warrants shall have been approved for quotation on the Nasdaq National Market.

          (h) Other Actions. The Company shall have executed such certificates, agreements, instruments and other documents, and taken such other actions as shall be customary or reasonably requested by the Investor in connection with the transactions contemplated hereby.

     6. CONDITIONS TO THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to the Investor under this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions:

          (a) Representations and Warranties True. The representations and warranties of the Investor contained in Section 4 shall be true and correct in all material respects on and as of the date hereof and on and as of the date of the Closing with the same effect as though such representations and warranties had been made as of the Closing.

          (b) Performance. The Investor shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

          (c) Securities Exemptions. The offer and sale of the Purchased Shares and the Warrants to the Investor pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all applicable state securities laws.

          (d) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto will be reasonably satisfactory in form and substance to the Company and to the Company's legal counsel, and the Company will have received all such counterpart originals and certified or other copies of such documents as it may reasonably request.

          (e) Other Actions. The Investor shall have executed such certificates, agreements, instruments and other documents, and taken such other actions as shall be customary or reasonably requested by the Company in connection with the transactions contemplated hereby.

     7. COVENANTS OF THE PARTIES.

          (a) Disclosure Letter. At the Closing, the Company shall deliver to the Investor a disclosure letter in a form agreed upon by each of the Company and the Investor (the "Disclosure Letter"), which shall set forth exceptions, if any, to the representations and warranties made by the Company in Article 3 hereof. Such Disclosure Letter shall be organized such that any exceptions specifically identify the representation and warranty, by section, to which they relate, and shall clearly identify the nature of the exception, to the Investor's reasonable satisfaction. In any determination of whether the Investor is entitled to indemnification for the breach of any representations or warranties set forth in this Agreement, only the final form of the Disclosure Letter (i.e., the final disclosure letter agreed upon by the Company and the Investor) shall be relevant, and the identification of any matters on any drafts of the Disclosure Letter shall not be introduced as evidence or otherwise used in any manner in connection therewith.

          (b) Election of Board of Directors. The Company hereby agrees to use its best efforts to change the composition of Company's Board of Directors (the "Board"), within three (3) months from the date hereof, so that the Board shall consist of exactly seven (7) directors, with four (4) of such directors being outside directors. The Company agrees that at its next meeting of shareholders following the Closing, the Company shall make such proposals and take all actions within its control and shall use its best efforts to cause its shareholders to vote, to change the Company's Articles of Incorporation and Bylaws, as appropriate, to (i) require that the composition of the Board include at least a majority of outside directors, and (ii) provide that the number of directors may not be changed to a number greater than nine (9) except by amendment to the Company's Articles of Incorporation and Bylaws.

          (c) Registration Rights.

               (i) Definitions. For purposes of this Section 7(c):

                    (A) Registration.  The terms  "register,"  "registered," and
               "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended, (the "Securities Act"), and the declaration or ordering of effectiveness of such registration statement

                    (B) Registrable Securities. The term "Registrable Securities" means: (y) the Purchased Shares and any shares of Common Stock of the Company issued or issuable upon exercise of the Warrants; and (z) any shares of Common Stock of the Company or other securities of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any of the securities described in the immediately preceding clause (y). Notwithstanding the foregoing, "Registrable Securities" shall exclude (i) any Registrable Securities sold by a person in a transaction in which rights under this Section 7(c) are not assigned in accordance with this Agreement or (ii) any Registrable Securities sold in a public offering, whether sold pursuant to Rule 144 promulgated under the Securities Act, or in a registered offering, or otherwise.

                    (C) Registrable  Securities Then Outstanding.  The number of shares of "Registrable Securities then outstanding" shall mean the number of shares of Purchased Shares, shares of Common Stock and other securities that are Registrable Securities and are then issued and outstanding.

                    (D) Holder.  For  purposes of this  Section  7(c),  the term
               "Holder" means any person owning of record Registrable Securities that have not been sold to the public or pursuant to Rule 144 promulgated under the Securities Act or any permitted assignee of record of such Registrable Securities to whom rights under this
               Section 7(c) have been duly assigned in accordance with this Agreement.

                    (E) Form S-3.  The term "Form S-3" means such form under the
               Securities Act as is in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

               (ii) Form S-3 Registration. Within the fifteen day period following the Closing Date, the Company shall use best efforts to cause to be filed and become effective with the SEC a Registration Statement on Form S-3 relating to all of the Registrable Securities (in the event such registration statement is not effective on such date, the Company shall continue to use all reasonable commercial efforts to cause it to become effective until it becomes effective), such Registration Statement to be effected only for sales or other transfers by the Investor in connection with offerings, sales and transfers not constituting an underwritten public offering; provided, however, that in the event Form S-3 is not available to the Company, the Company shall file such other form as may be available if Holders who hold Registrable Securities with a market value of at least One Million Dollars ($1,000,000) deliver a written request to the Company that the Company do so, where such market value is determined as of the date of such written request. The Company shall also use its best efforts to obtain any related qualifications, registrations or other compliances that may be necessary under any applicable "blue sky" laws in each jurisdiction reasonably requested by the Holders. In connection with such registration, the Company will:

                    (A) Notice.  Promptly give written  notice to the Holders of the proposed registration and any related qualification or compliance; and

                    (B) Registration. Effect such registration and all such qualifications and compliances and as would permit or facilitate the sale and distribution of all or such portion of such Holders or Holders' Registrable Securities within the timeframes set forth in this Section 7(c)(ii); provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 7(c)(ii) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance and shall be obligated to effect only one such registration in any six (6) month period.

                    (C) Expenses. The Company shall pay all expenses incurred in connection with the registration pursuant to this Section 7(c)(ii), excluding underwriters' or brokers' discounts and commissions relating to shares sold by the Holders, including federal and "blue sky" registration, filing and qualification fees, printers' and accounting fees, and fees and disbursements of counsel.

                    (D) Maintenance. The Company shall use best efforts to maintain the effectiveness of the Form S-3 registration statement filed under this Section 7(c)(ii) until the earlier of: (a) the date on which all of the Registrable Securities have been sold; and (b) the first anniversary of the effective date of such registration statement; provided, however, that unless all of the Registrable Securities held by the Investor as of such first anniversary could then be sold in a single transaction in accordance with Rule 144 under the Securities Act without exceeding the volume limitations thereof, if the Company receives written notice from the Investor that the Investor may be deemed to be an "affiliate" of the Company for purposes of the Securities Act, the date in this Clause (b) shall be extended until the Investor advises the Company that it no longer believes it may be deemed such an "affiliate."

                    (E) Effectiveness Failure Sale. If the Company fails to cause any Registration Statement required to become effective pursuant to this Section 7(c)(ii) to be filed before one hundred eighty (180) days after the Closing, as to the shares of Common Stock to be covered by that Registration Statement, each Holder shall be entitled to sell (an "Effectiveness Failure Sale") at any time and from time to time to the Company, and the Company shall be required to purchase, all or any of its shares of Common Stock at a price per share equal to the greater of (i) one hundred fifty percent (150%) of the Purchase Price and (ii) fair market value for the Common Stock.

                    (F) Right to Sell. After any Registration Statement required to be filed pursuant to this Section 7(c) has been declared effective by the SEC, if during any twelve (12) month period sales of all the Registrable Securities cannot be made pursuant to such Registration Statement for more than thirty (30) days in aggregate, then each Holder shall be entitled to sell to the Company, and the Company shall be required to purchase, all or any of its shares of Common Stock at a price per share equal to the greater of (i) one hundred fifty percent (150%) of the Purchase Price and (ii) fair market value for the Common Stock.

                    (G) Effecting a Sale. In order to effect an Effectiveness Failure Sale, a Holder (a "Selling Holder") shall fax (or otherwise deliver) a notice (the "Notice of Sale") to the Company indicating the number of shares of Common Stock to be sold pursuant to such Effectiveness Failure Sale. Upon receipt by the Company of a facsimile copy of a Notice of Sale from a Selling Holder, the Company shall immediately send, via facsimile, a confirmation to the Selling Holder stating that the Notice of Sale has been received and the name and telephone number of a contact person at the Company regarding the Effectiveness Failure Sale. Within five (5) business days after the Notice of Sale, the Holder shall surrender or cause to be surrendered to the Company, the certificates representing the shares of Common Stock to be sold hereunder, along with a copy of the Notice of Sale.

                    (H) Payments by the Company. The Company shall cause each Registration Statement filed pursuant to Section 7(c)(ii) to become effective as soon as practicable, but in no event later than the sixtieth (60th) day (or the one hundred twentieth (120th) day if the SEC reviews such Registration Statement) following the applicable filing date (the "Registration Deadline"). If any Registration Statement required to be filed by the Company pursuant to Section 7(c)(ii) hereof is not declared effective by the SEC on or before the applicable Registration Deadline (a "Registration Failure"), or (ii) after such Registration Statement has been declared effective by the SEC, sales of all the Registrable Securities cannot be made pursuant to the registration statement (by reason of a stop order or the Company's failure to update the registration statement or any other reason outside the control of the Holders) (a "Registration Suspension"), then the Company will make payments to the Holders in such amounts and at such times as shall be determined pursuant to this subsection (H) as partial relief for the damages to the Holders by reason of any such delay in or reduction of their ability to sell the Registrable Securities (which remedy shall not be exclusive of any other remedies available at law or in equity). In the event of a Registration Failure, the Company shall pay to the Holders an amount equal to (1) .02 times (2) the aggregate Funded Amount times (3) the number of months (prorated per day for partial months) following the Registration Deadline prior to the date the Registration Statement filed pursuant to
               Section 7(c)(ii) is declared effective by the SEC. In addition, in the event of a Registration Suspension, the Company shall pay to the Holders an amount equal to (4) .02 times (5) the Applicable Funded Amount times (6) the number of months (prorated per day for partial months) from (x) the date on which sales of all the Registrable Securities first cannot be made to (y) the date on which sales of all the Registrable Securities can again be made. For the purposes of this Section, "Applicable Funded Amount" shall mean (7) Funded Amount times (8) the number of Purchased Shares and Warrant Shares then owned by the Holders (or issuable at that time as Warrant Shares upon full exercise of the Warrants, without regard to any limitations on conversion thereof) divided by (9) the number of Purchased Shares (and Warrant Shares issuable upon full exercise of the Warrants without regard to any limitations on conversion thereof) originally purchased. Amounts to be paid pursuant to this Section shall be paid pro rata to the Investor based upon the number of Purchased Shares and Warrant Shares owned and Warrant Shares issuable upon full conversion of the Warrants by each Holder, and shall be paid in cash. Such payments shall be made within five
               (5) days after the end of each period that gives rise to such obligation, provided that, if any such period extends for more than thirty (30) days, payments shall be made for each such thirty (30) day period within five (5) days after the end of such thirty (30) day period.

               (iii) Obligations of the Company. In connection with the Registration Statement filed pursuant to Section 7(c)(ii) above and the registration of any other Registrable Securities under this Agreement, the Company shall, as expeditiously as reasonably possible:

                    (A)  Amendments and  Supplements.  Prepare and file with the
               SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                    (B) Prospectuses. Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

                    (C) Blue Sky. Use commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                    (D) Underwriting. In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement in usual and customary form (including customary indemnification of the underwriters by the Company), with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement; provided, however, that it shall not be considered customary to require any of the Holders to provide representations and warranties regarding the Company or indemnification of the underwriters for material misstatements or omissions in the registration statement or prospectus for such offering.

                    (E) Notification. Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                    (F) Opinion and Comfort Letter.  Furnish,  at the request of any Holder requesting registration of Registrable Securities, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) in the event that such securities are being sold through underwriters, a "comfort" letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters and to the Holders requesting registration of Registrable Securities.

               (iv) Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 7(c)(ii) that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be reasonably requested by the Company to timely effect the registration of their Registrable Securities.

               (v) Indemnification.

                    (A) By the  Company.  To the extent  permitted  by law,  the
               Company will indemnify and hold harmless each Holder, the partners, officers, shareholders, employees, representatives and directors of each Holder, any underwriter (as determined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended, against any losses, claims, damages, or Liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):

                         (x) any untrue statement or alleged untrue statement of
                    a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

                         (y) the omission or alleged omission to state therein a
                    material fact required to be stated therein, or necessary to make the statements therein not misleading, or

                         (z) any  violation or alleged  violation by the Company
                    of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement;

                    and the Company will reimburse each such Holder, partner, officer, shareholder, employee, representative, director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, shareholder, employee, representative, director, underwriter or controlling person of such Holder.

                    (B) By Selling Holders. To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, officers, shareholders, employees, representatives and directors and any person who controls such Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such officer or director, controlling person, underwriter or other such Holder, partner, officer, shareholder, employee, representative, director or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such officer or director, controlling person, underwriter or other Holder, partner, officer, shareholder, employee, representative, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action: provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further, that the total amounts payable in indemnity by a Holder under this subsection or otherwise in respect of any and all Violations shall not exceed in the aggregate the net proceeds received by such Holder in the registered offering out of which such Violations arise.

                    (C) Notice.  Promptly after receipt by an indemnified  party under of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this section, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, to the extent that representation of
               such   indemnified   party  by  the   counsel   retained  by  the
               indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of liability except to the extent the indemnifying party is prejudiced as a result thereof.

                    (D) Defect  Eliminated  in Final  Prospectus.  The foregoing indemnity agreements of the Company and Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus was timely furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

                    (E) Contribution. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this section, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this section provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this section; then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by and sold under the registration statement bears to the public offering price of all securities offered by and sold under such registration statement, and the Company and other selling Holders are responsible for the remaining portion; provided, however, that, in any such case: (A) no such Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement; and
               (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

                    (F) Survival. The obligations of the Company and Holders under this Section 7(c)(v) shall survive until the fifth anniversary of the completion of any offering of Registrable Securities in a registration statement, regardless of the expiration of any statutes of limitation or extensions of such statutes.

               (vi) No Registration Rights to Third Parties. Without the prior written consent of the Investor, the Company covenants and agrees that it shall not grant, or cause or permit to be created, for the benefit of any person or entity any registration rights of any kind (whether similar to the demand, "piggyback" or Form S-3 registration rights) relating to shares of the Company's Common Stock or any other securities of the Company that are superior to the rights granted under this Section 7(c).

               (vii) Suspension Provisions. Notwithstanding the foregoing subsections of this Section 7(c), the Company shall not be required to take any action with respect to the registration or the declaration of effectiveness of the registration statement following written notice to the Holders from the Company (a "Suspension Notice") of the existence of any state of facts or the happening of any event (including pending negotiations relating to, or the consummation of, a transaction, or the occurrence of any event that the Company believes, in good faith, requires additional disclosure of material, non-public information by the Company in the registration statement that the Company believes it has a bona fide business purpose for preserving confidentiality or that renders the Company unable to comply with the published rules and regulations of the SEC promulgated under the Securities Act or the Securities Exchange Act, as in effect at any relevant time (the "Rules and Regulations")) that would result in (1) the registration statement, any amendment or post-effective amendment thereto, or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (2) the prospectus issued under the registration statement, any prospectus supplement, or any document incorporated therein by reference including an untrue statement of material fact or omitting to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that the Company
          (1) shall not issue a Suspension Notice more than once in any 12 month period, (2) shall use its best efforts to remedy, as promptly as practicable, but in any event within ninety (90) days of the date on which the Suspension Notice was delivered, the circumstances that gave rise to the Suspension Notice and deliver to the Holders notification that the Suspension Notice is no longer in effect and (3) shall not issue a Suspension Notice for any period during which the Company's executive officers are not similarly restrained from disposing of shares of the Company's Common Stock. Upon receipt of a Suspension Notice from the Company, all time limits applicable to the Holders under this Section 7(c) shall automatically be extended by an amount of time equal to the amount of time the Suspension Notice is in effect, the Holders will forthwith discontinue disposition of all such shares pursuant to the registration statement until receipt from the Company of copies of prospectus supplements or amendments prepared by or on behalf of the Company (which the Company shall prepare promptly), together with a notification that the Suspension Notice is no longer in effect, and if so directed by the Company, the Holders will deliver to the Company all copies in their possession of the prospectus covering such shares current at the time of receipt of any Suspension Notice.

          (d) Obligations Regarding Confidential Information. Confidential Information (as defined below) shall not be disclosed by any party hereto to any third party except in accordance with the provisions set forth below. For purposes of this Agreement, the term "Confidential Information" refers to the following items: (i) the existence of this Agreement and the Warrants, and (ii) the terms and provisions of this Agreement and the Warrants, provided, however, that Confidential Information shall not include any information that was (i) publicly known and generally available in the public domain prior to its disclosure by the Company, (ii) becomes publicly known and generally available in the public domain through no action or inaction on the part of the Company or (iii) becomes publicly known by written consent or other action of the Investor.

               (i) Press Releases, Etc. No announcement regarding the Confidential Information in a press release, conference, advertisement, announcement, professional or trade publication, mass marketing materials or otherwise may be made without the prior written consent of each of the parties hereto.

               (ii) Permitted Disclosures. Notwithstanding the foregoing, (i) any party may disclose any of the Confidential Information to its current or bona fide prospective investors, employees, investment bankers, lenders, accountants and attorneys, in each case only where such persons or entities are under appropriate nondisclosure obligations (the Company shall be responsible for any failure of any such person to comply with the provisions of this Section 7(d)); and
          (ii) the Investor may disclose its investment in the Company and other Confidential Information to third parties or to the public at its sole discretion and, if it does so, the Company shall have the right to disclose to third parties any such information disclosed in a press release or other public announcement by the Investor.

               (iii) Legally Compelled Disclosure. In the event that any party is requested or becomes legally compelled (including without limitation, pursuant to securities laws and regulations) to disclose the existence of this Agreement or any of the Financing Terms hereof in contravention of the provisions of this Section 7(d), such party (the "Disclosing Party") shall provide the other parties (the "Non-Disclosing Parties") with prompt written notice of that fact so that the appropriate party may seek (with the cooperation and reasonable efforts of the other parties) a protective order, confidential treatment or other appropriate remedy. In such event, the Disclosing Party shall furnish only that portion of the information which is legally required and shall exercise reasonable efforts to obtain reliable assurance that confidential treatment will be accorded such information to the extent reasonably requested by any Non-Disclosing Party.

               (iv) Other Information. The provisions of this Section 7(d) shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by any of the parties hereto with respect to the transactions contemplated hereby. Additional disclosures and exchange of confidential information between the Company and Investor (including without limitation, any exchanges of information with any Investor board observer) shall be governed by the terms of the Corporate Non-Disclosure Agreement No. 96432, dated 9/25/97, executed by the Company and Investor, and any Confidential Information Transmittal Records (CITR) provided in connection therewith. The CITR that shall govern the exchanges of confidential information with any Investor board observer shall be in the form attached hereto as Exhibit B.

               (v) All notices under this Section 7(d) shall be made pursuant to
          Section 10(e) of this Agreement.

          (e) Board and Committee Observer.

               (1) So long as the Investor, together with its subsidiaries of which the Investor beneficially owns, either directly or indirectly, at least fifty percent (50%) of the voting securities (each a
          "Majority Owned Subsidiary" and collectively, the "Majority Owned Subsidiaries"), hold the equivalent of at least twenty-five percent (25%) of the Purchased Shares and/or Warrant Stock (as defined in the Warrant), such number to be proportionately adjusted for stock splits, stock dividends and similar events, the Company will permit a representative of the Investor (the "Observer"), to attend all meetings of the Company's Board of Directors (the "Board") and all committees of the Board (whether in person, telephonic or other) in a non-voting, observer capacity and shall provide to the Investor, concurrently with the members of the Board or such Board committee, and in the same manner, notice of such meeting and a copy of all materials provided to such members. Upon a good faith determination by the Board and upon the advice of counsel, the Observer may be excluded from any meeting if (A) deemed necessary to protect the attorney-client privilege of the Company or (B) a conflict of interest exists between the Observer or Intel and the Company with respect to matters to be discussed by the Board or committee thereof.

               (2) Exchanges of confidential and proprietary information between the Company and the Investor Observer shall be governed by the terms of the Corporate Non-Disclosure Agreement No. 96432, dated September 25, 1997, executed by the Company and the Investor, and any Confidential Information Transmittal Records provided in connection therewith. The Company acknowledges that the Observer may, from time to time, have information that may be of interest to the Company ("Information") regarding a wide variety of matters including, by way of example only, (a) the Investor's technologies, plans and services, and plans and strategies relating thereto, (b) current and future investments the Investor has made, may make, may consider or may become aware of with respect to other companies and other technologies, products and services, including, without limitation, companies, technologies, products and services that may be competitive with the Company's, and (c) developments with respect to the technologies, products and services, and plans and strategies relating thereto, of other companies, including companies that may be competitive with the Company. The Company recognizes that a portion of such Information may be of interest to the Company. Such Information may or may not be known by the Observer. The Company, as a material part of the consideration for this Agreement, agrees that the Investor and its Observer shall have no duty to disclose any Information to the Company or permit the Company to participate in any projects or investments based on any Information, or to otherwise take advantage of any opportunity that may be of interest to the Company if it were aware of such Information, and hereby waives, to the extent permitted by law, any claim based on the corporate opportunity doctrine or otherwise that could limit the Investor's ability to pursue opportunities based on such Information or that would require the Investor, Observer to disclose any such Information to the Company or offer any opportunity relating thereto to the Company.

          (f) Rights of Participation.

               (i) General. As used in this Agreement, the "Initial Rights Period" means the period from the date hereof until the earlier of:
          (1) such time as the Investor, together with its Majority Owned Subsidiaries, no longer hold the equivalent of at least twenty percent (20%) of the Purchased Shares, such number to be proportionately adjusted for stock splits, stock dividends and similar events, or (2) the third anniversary date of the Closing Date. During the Initial Rights Period, the Investor and each other person or entity to whom rights under this Section 7(f) have been duly assigned (each of the Investor and each such assignee, a "Participation Rights Holder") shall have a right of first refusal to purchase such Participation
          Rights Holder's Pro Rata Share (as defined below) of all New Securities (as defined below) that the Company may from time to time issue during such period (such New Securities would be allocated among the Participation Rights Holders who elect to exercise their right to purchase such New Securities on a pro rata basis according to the number of Purchased Shares held by each such Participation Rights Holder (where any shares of Common Stock held as a result of the exercise of the Warrants shall be deemed for these purposes to still be Purchased Shares)). The rights described in the preceding sentence, as further described in this Section 7(f), are referred to as the "Right of Participation".

               (ii) Pro Rata Share. "Pro Rata Share" means, with respect to each Participation Rights Holder, the ratio of the following numbers calculated immediately prior to the issuance of the New Securities giving rise to the Right of Participation: (A) the Participant Share Number (as defined below) for such Participation Rights Holder, to (B) the difference between (1) the sum of (a) the total number of shares of Common Stock and other voting capital stock of the Company then outstanding, plus (b) the number of shares of voting capital stock issuable upon the exercise, conversion or exchange of any other security of the Company then outstanding and (2) the number of Dilutive Securities issued since the last Notice Date excluding any Maintenance Securities issued pursuant to the last Maintenance Notice.

               (iii) New Securities. "New Securities" means any Common Stock, Preferred Stock or other voting capital stock or security of the Company, whether now authorized or not, and rights, options or warrants to purchase such Common Stock or Preferred Stock or other voting capital stock or security, and securities of any type whatsoever that are, or may become, convertible into or exchangeable or exercisable for Common Stock, Preferred Stock or other voting capital stock or security; provided, however, that the term "New Securities" shall not include:

                    (A) up to  2,500,000  shares of Common  Stock (or options or warrants therefor) issued to employees, officers, directors or consultants of the Company pursuant to any stock purchase, stock option, stock incentive and other employee benefit plans, and agreements having similar purpose and effect, approved by the Board, and any increase in such number that is unanimously approved by the Board and approved by the shareholders of the Company;

                    (B) the Purchased Shares issued under this Agreement;

                    (C) shares of Common Stock issued upon exercise of the Warrants or any other convertible securities of the Company outstanding on the date hereof;

                    (D) any securities issued in connection with any stock split stock, dividend or other similar event in which all Participation Rights Holders are entitled to participate on a pro rata basis;

                    (E) any securities  issued upon the exercise,  conversion or exchange of any outstanding security if such outstanding security constituted a New Security;

                    (F) any  securities  issued  pursuant to the  acquisition of another Person, or subsidiary or division thereof, by the Company by consolidation, merger, purchase of assets, or other reorganization;

                    (G) up to 750,000 shares of Common Stock issued to strategic investors in transactions that are unanimously approved by the Board; or

                    (H) any shares of Common Stock or  warrants,  and any shares of Common Stock issued upon exercise of such warrants, issued or to be issued to certain institutional investors in a private placement of securities by the Company which is being closed on or about the date of the Closing hereunder.

               (iv) Participant Share Number. "Participant Share Number", with respect to a Participant Rights Holder, means the sum of (1) the number of Purchased Shares held by such Participant, (2) the number of shares of Common Stock issued upon exercise of the Warrants, (3) the number of shares of other voting capital stock or security of the Company held by such Participant, and (4) the number of shares of Common Stock or other voting capital stock or security issuable upon the exercise, conversion or exchange of any other security of the Company held by such Participant (including the Warrants).

               (v) Purchase Price. The purchase price paid by the Participant Rights Holder for the New Securities shall equal the sales price of the New Securities.

               (vi) Procedures. If the Company proposes to undertake an issuance of New Securities (in a single transaction or a series of related transactions) in circumstances that entitled a Participation Rights Holder to participate therein in accordance this Section 7(f), the Company shall give to each Participation Rights Holder written notice of its intention to issue New Securities (the "Participation Notice"), describing the amount and the type of New Securities and the price and the general terms upon which the Company proposes to issue such New Securities. Each Participation Rights Holder shall have fifteen (15) business days from the date of receipt of any such Participation Notice to agree in writing to purchase up to the maximum number of such New Securities that such Participation Rights Holder is entitled to purchase for the purchase price specified in Section 7(f)(v) above and upon the terms and conditions specified in the Participation Notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased (not to exceed such maximum). If any Participation Rights Holder fails to so agree in writing within such 15 business day period, then such Participation Rights Holder shall forfeit the right hereunder to participate in such sale of New Securities; provided, however, that until the expiration of the Initial Rights Period, any Participation Rights Holders that have elected to exercise their Right of Participation shall be entitled to exercise such right with respect to any New Securities where such right has been forfeited by such other Participation Rights Holder(s), and the Company shall follow repeat the procedures set forth in this Section 7(f) to ascertain whether the electing Participation Rights Holders desire to purchase such other New Securities. All sales hereunder shall be consummated concurrently with the closing of the transaction triggering the Right of Participation.

               (ix) Failure to  Exercise.  Upon the  expiration  of such fifteen
          (15) business day period,  the Company  shall have one hundred  twenty
          (120) days thereafter, subject to extensions for regulatory compliance, to sell the New Securities described in the Participation Notice (with respect to which the Participation Rights Holders' rights of first refusal hereunder were not exercised), or enter into an agreement to do so within sixty (60) days thereafter (which agreement must be consummated within one hundred twenty (120) days after its execution, subject to extensions for regulatory compliance), at the price (or a higher price) and upon non-price terms not materially more favorable to the purchasers thereof than specified in the Participation Notice. If the Company has not issued and sold such New Securities within such 120-day period, or entered into an agreement to do so within sixty (60) days thereafter (and consummated such agreement within such 120-day period), then the Company shall not thereafter issue or sell any New Securities without again first offering such New Securities to the Participation Rights Holders pursuant to this Section 7(f).

          (g) Nasdaq National Market. The Company shall use its best efforts to cause the Purchased Shares and shares of Common Stock issuable upon exercise of the Warrants to be approved for quotation on the Nasdaq
     National Market as promptly as practicable after the date hereof. In addition, the Company agrees to maintain the listing of its Common Stock on the Nasdaq National Market, Nasdaq Small Cap, New York Stock Exchange or American Stock Exchange for at least three years after the Closing Date.

          (h) Accounting. The Company hereby agrees to hire a Big 5 Accounting firm no later than June 30, 1999 for the purpose of performing the Company's regular audit and financial reporting requirements for all activities beginning January 1, 1999. In addition, Company agrees that the Company's accountants will engage Ernst & Young LLP for the purpose of rendering an opinion on the appropriate accounting treatment of: (i) the conversion of the Investor's future payment obligations under the Development Agreement into an equity stake in the Company pursuant to the Amendment and this Agreement; and (ii) the Company's next round of private equity financing which is anticipated to be closed concurrently herewith or within five (5) days hereof. Such opinions of Ernst & Young LLP will be based on the terms of this Agreement. Furthermore, the Company hereby agrees to provide a copy of the opinions of Ernst & Young LLP to the Investor, and the Company agrees to abide by such opinions.

          (i) Covenant Not to Sue. The Company hereby agrees that it shall not assert in any way any patent or related rights against the Investor, its subsidiaries or affiliates, or their customers, direct or indirect, agents or contractors, for the manufacture, use, import, offer for sale, or sale of Investor's products, to the extent that the claims of such rights to Intellectual Property are asserted against any of Investor's general purpose microprocessors and/or chipset products, either alone or in combination with another product or products, for so long as Investor does not assert a patent claim against the Company, its subsidiaries or affiliates, or their customers, direct or indirect, agents and contractors for the manufacture, use, import, offer for sale or sale of the Company's products. If the Company assigns or attempts to assign ownership of any of its patents to a third party not bound by this covenant not to sue (whether directly or by operation of law), then effective upon such assignment or attempted assignment, the Company agrees that Investor shall have a nonexclusive, nontransferable license, without right of sublicense, under such assigned patents to make, use and sell Investor's general purpose microprocessor and chipset products.

          (j) Certain Prohibited Issuances. Except pursuant to the Company's stock option plans, management and/or director stock plans and "strategic" investments from industry participants, the Company agrees not to issue any discounted or variable priced equity or equity like securities issued in a private placement for one year from the Closing Date of the Company's next round of private equity financing.

          (k) Certain Expenses. At the Closing, the Company shall pay to the Investor a flat fee of $10,000 to cover the Investor's expenses (whether external or internal) arising in connection with the transactions contemplated by this Agreement.

          (l) Termination of Royalty Obligations. Section 7 of the Development Agreement is hereby terminated and of no further force or effect, and the parties acknowledge that all future royalty obligations of the Company are hereby released; provided, however, that the provisions of Section 7.5 of the Development Agreement (regarding audit rights) shall remain in effect with respect to royalty payments made prior to the date hereof.

          (m) Vecchione and Freedman Transactions. If Maurizio Vecchione disposes of any Common Stock beneficially owned by him while the Common Stock is trading at or below twenty five dollars ($25) per share during the period beginning on the date of the Closing and ending on the earlier of
     (i) the first (1st) anniversary of the date of the Closing, or (ii) the date on which Maurizio Vecchione ceases to be President or CEO of the Company, the Company shall pay to the Investor an amount equal to (x) the number of Purchased Shares and Warrant Shares then held by the Investor times (y) the difference between (m) the closing bid price of the Common Stock on the trading day immediately preceding the day on which such disposal was publicly announced (the "Vecchione Announcement Date") and (n) the lowest closing bid price of the Common Stock during the thirty (30) trading day period beginning on the Vecchione Announcement Date; provided, however, that the Company shall not be required to make such payment with respect to any sales until Maurizio Vecchione sells or otherwise transfers in excess of fifty thousand (50,000) shares of Common Stock in aggregate during such period at a price less than twenty five dollars ($25) pursuant to Rule 144. If Joyce Freedman or Lee Freedman or any other member of their family (each a "Freedman") dispose of any stock beneficially owned by such Freedman at any time during the period beginning on the date of the Closing and ending on the date which is six (6) months following the Closing, the Company shall pay to the Investor an amount equal to (x) the number of Purchased Shares and Warrant Shares then held by the Investor times (y) the difference between (m) the closing bid price of the Common Stock on the trading day immediately preceding the day on which such disposal was publicly announced (the "Freedman Announcement Date") and (n) the lowest closing bid price of the Common Stock during the thirty (30) trading day period beginning on the Freedman Announcement Date.

          (n) Share Authorization. The Company shall use its best efforts to have Nasdaq confirm in writing that the Purchased Shares and the Warrant Shares issuable upon full exercise of the First Warrants, the Second Warrants and the Third Warrants are not subject to Nasdaq Rule 4460(i) (the "Nasdaq Approval"). The Company shall also use its best efforts to have Nasdaq confirm in writing that the Shares and the Warrant Shares issuable upon full exercise of the Warrants are not subject to Nasdaq Rule 4310(c)(25)(H)(i)(b) (the "Second Nasdaq Approval"). The Company shall also use its best efforts to obtain the Shareholder Approval no later than the Approval Date (as defined below), except to the extent such Shareholder Approval is not required by virtue of receipt by the Company of either the Nasdaq Approval or the Second Nasdaq Approval, as applicable. For purposes hereof, the "Approval Date" means the Company's next annual meeting of stockholders, which meeting shall be held no later than July 30, 1999. For purposes hereof, "Shareholder Approval" means (i) authorization by the stockholders of the Company of the issuance of Shares pursuant to the terms hereof and shares of Common Stock issuable upon the exercise of the First Warrants, the Second Warrants and the Third Warrants (in each case without giving effect to any limitations on the exercise thereof) pursuant to the terms thereof and, if necessary, the elimination of any prohibitions under the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or any of its securities on the Company's ability to issue Purchased Shares and shares of Common Stock upon exercise of the First Warrants, the Second Warrants and the Third Warrants (in each case without giving effect to any limitations on the exercise thereof), including all necessary approvals under each of (i) Nasdaq Rule 4460(i) (the "4460 Shareholder Approval") and (ii) Nasdaq Rule 4310(c)(25)(H)(1)(I)(b) (the "4310 Shareholder Approval"). In addition, the Company shall have a definitive proxy statement seeking to obtain Shareholder Approval mailed to each stockholder of the Company at least twenty (20) business days prior to the Approval Date. The Company shall deliver any SEC comments it receives with respect to its proxy statement to the Investor and will not file such proxy statement (or any revisions thereto), whether such proxy statement is in preliminary or definitive form, without the approval of the Investor, which approval shall not be unreasonably withheld or delayed. If the Company fails to obtain Shareholder Approval by the Approval Date, and has not then obtained each of the Nasdaq Approval and the Second Nasdaq Approval, the Investor may, at its option, (the "Repurchase Option") require the Company to purchase all or any portion of the First Warrant, the Second Warrant and/or the Third Warrant held by the Investor for the Repurchase Price (as herein defined), subject to the limitation on shares set forth below. The "Repurchase Price" means a price equal to the number of shares of Common Stock the Investor has exercised the option to require the Company to purchase times the greater of (x) one hundred fifty percent (150%) of the Black-Scholes Amount (as herein defined) of such Warrant and
     (y) the amount equal to the excess of the closing bid price of the Common Stock on the date of the Closing over the closing bid price of the Common Stock on the date on which the Repurchase Option is elected. Such number of shares may include all shares of Common Stock the Investor could receive upon exercise of such Warrant without giving effect to any limitations on the exercise thereof, but only to the extent such Warrant is not exercisable due to failure to obtain Shareholder Approval, the Nasdaq Approval and/or the Second Nasdaq Approval. The Company may elect to pay the Investor the Repurchase Price either (m) in cash or (n) if, in the good faith business judgment of the Company's board of directors, the Company does not have sufficient liquidity to pay some or all of the Repurchase Price, in cash (the "Cash Portion") to the extent that the Company has sufficient liquidity and in a promissory note (the "Repurchase Note") to the Investor with a one-year term, interest equal to the then-current prime rate and in principal amount equal to the difference between the Repurchase Price and the Cash Portion. If the Company elects to deliver a Repurchase Note, then the Company shall repay the outstanding principal and interest on the Repurchase Note at the end of the one-year term and, during the one-year term, shall take all reasonable necessary actions to ensure that such outstanding principal and interest will be timely paid (and shall not take any actions inconsistent with such objective). From time to time during the one-year term, the Company shall pre-pay such outstanding principal and interest to the extent that it has sufficient liquidity, it being understood and agreed that no such repayment shall be required if, in the good faith business judgment of the Company's board of directors, the Company does not have any such liquidity with which to make any such repayment. If the Company delivers a Repurchase Note and during the one-year term of such note, obtains Shareholder Approval as required by this Section 7(n), the Company may, at its election, require the holder of a Repurchase Note to exchange such Repurchase Note for a Warrant with identical terms to the Warrant (or part thereof) which was repurchased by the Company (the "Original Warrant"), entitling such holder to purchase a number of shares of Common Stock equal to (I) the number of shares which could have been purchased by exercise of the Original Warrant times (II) the then-current outstanding principal and interest on the Repurchase Note divided by (III) the original principal amount of the Repurchase Note, at an exercise price equal to the exercise price of the Original Warrant at the time of the repurchase (with such number of shares and such exercise price being appropriately adjusted to give effect to any adjustments which would have been made to the exercise price and number of shares had such Warrant remained outstanding from the time of the repurchase until the date of exchange).

          The "Black-Scholes Amount" shall be an amount determined by calculating the "Black-Scholes" value of an option to purchase one share of Common Stock on the applicable page on the Bloomberg online page, using the following variable values at the time of applicable to the purchase: (i) the current market price of the Common Stock equal to the closing trade price on the date of the Closing; (ii) volatility of the Common Stock equal to volatility of the Common Stock on the date of the Closing; (iii) a risk free rate equal to the interest rate on the United States treasury bill or treasury note with a maturity corresponding to the remaining term of the Warrant on the date of the Closing; and (iv) an exercise price equal to the Exercise Price on the date of the Closing. In the event such calculation function is no longer available utilizing the Bloomberg online page, the Holder shall calculate such amount in its reasonable discretion using the closest available alternative mechanism and variable values to those available utilizing the Bloomberg online page for such calculation function.

     8. INDEMNIFICATION.

          (a) Agreement to Indemnify.

               (i) Company Indemnity. The Investor, its Affiliates and Associates, and each officer, director, shareholder, employer, representative and agent of any of the foregoing (collectively, the "Investor Indemnitees") shall each be indemnified and held harmless to the extent set forth in this Section 8 by the Company with respect to any and all Damages (as defined below) incurred by any Investor
          Indemnitee as a proximate result of any inaccuracy or misrepresentation in, or breach of, any representation, warranty, covenant or agreement made by the Company in this Agreement (including any exhibits and schedules hereto). Indemnification claims arising from the registration of Purchased Shares under Federal and state securities laws are covered by Section 7(b) and not this Section 8.

               (ii) Investor Indemnity. The Company, its respective Affiliates and Associates, and each officer, director, shareholder, employer, representative and agent of any of the foregoing (collectively, the "Company Indemnitees") shall each be indemnified and held harmless to the extent set forth in this Section 8, by the Investor, in respect of any and all Damages incurred by any Company Indemnitee as a proximate result of any inaccuracy or misrepresentation in, or breach of, any representation, warranty, covenant or agreement made by the Investor in this Agreement. Indemnification claims arising from the registration of Purchased Shares under Federal and state securities laws are covered by Section 7(c) and not this Section 8.

               (iii) Equitable Relief. Nothing set forth in this Section 8 shall be deemed to prohibit or limit any Investor Indemnitee's or Company Indemnitee's right at any time before, on or after the Closing, to seek injunctive or other equitable relief for the failure of any Indemnifying Party to perform or comply with any covenant or agreement contained herein.

          (b) Survival. All representations and warranties of the Investor and the Company contained herein and all claims of any Investor Indemnitee or Company Indemnitee in respect of any inaccuracy or misrepresentation in or breach hereof, shall survive the Closing until the third anniversary of the date of this Agreement, regardless of whether the applicable statute of limitations, including extensions thereof, may expire. All covenants and agreements of the Investor and the Company contained in this Agreement shall survive the Closing in perpetuity (except to the extent any such covenant or agreement shall expire by its terms). All claims of any Investor Indemnitee or Company Indemnitee in respect of any breach of such covenants or agreements shall survive the Closing until the expiration of three years following the non-breaching party's obtaining actual knowledge of such breach.

          (c) Claims for Indemnification. If any Investor Indemnitee or Company Indemnitee (an "Indemnitee") shall believe that such Indemnitee is entitled to indemnification pursuant to this Section 8 in respect of any Damages, such Indemnitee shall give the appropriate Indemnifying Party (which for purposes hereof, in the case of an Investor Indemnitee, means the Company, and in the case of a Company Indemnitee, means the Investor) prompt written notice thereof. Any such notice shall set forth in reasonable detail and to the extent then known the basis for such claim for indemnification. The failure of such Indemnitee to give notice of any claim for indemnification promptly shall not adversely affect such Indemnitee's right to indemnity hereunder except to the extent that such failure adversely affects the right of the Indemnifying Party to assert any reasonable defense to such claim. Each such claim for indemnity shall expressly state that the Indemnifying Party shall have only the twenty (20) business day period referred to in the next sentence to dispute or deny such claim. The Indemnifying Party shall have twenty (20) business days following its receipt of such notice either (a) to acquiesce in such claim by giving such Indemnitee written notice of such acquiescence or (b) to object to the claim by giving such Indemnitee written notice of the objection. If the Indemnifying Party does not object thereto within such twenty (20) business day period, such Indemnitee shall be entitled to be indemnified for all Damages reasonably and proximately incurred by such Indemnitee in respect of such claim. If the Indemnifying Party objects to such claim in a timely manner, the senior management of the Company and the Investor shall meet to attempt to resolve such dispute. If the dispute cannot be resolved by the senior management, either party may make a written demand for formal dispute resolution and specify therein the scope of the dispute. Within thirty (30) days after such written notification, the parties agree to meet for one (1) day with an impartial mediator and consider dispute resolution alternatives other than litigation. If an alternative method of dispute resolution is not agreed upon within thirty days after the one day mediation, either party may begin litigation proceedings. Nothing in this section shall be deemed to require arbitration.

          (d) Defense of Claims. In connection with any claim that may give rise to indemnity under this Section 8 resulting from or arising out of any claim or Proceeding against an Indemnitee by a person or entity that is not a party hereto, the Indemnifying Party may (unless such Indemnitee elects not to seek indemnity hereunder for such claim) but shall not be obligated to, upon written notice to the relevant Indemnitee, assume the defense of any such claim or Proceeding if the Indemnifying Party with respect to such claim or Proceeding acknowledges to the Indemnitee the Indemnitee's right to indemnity pursuant hereto to the extent provided herein (as such claim may have been modified through written agreement of the parties) and provides assurances, reasonably satisfactory to such Indemnitee, that the Indemnifying Party will be financially able to satisfy such claim to the extent provided herein if such claim or Proceeding is decided adversely; provided, however, that nothing set forth herein shall be deemed to require the Indemnifying Party to waive any crossclaims or counterclaims the Indemnifying Party may have against the Indemnified Party for damages. The Indemnified Party shall be entitled to retain separate counsel, reasonably acceptable to the Indemnifying Party, if the Indemnified Party shall determine, upon the written advice of counsel, that an actual or potential conflict of interest exists between the Indemnifying Party and the Indemnified Party in connection with such Proceeding. The Indemnifying Party shall be obligated to pay the reasonable fees and expenses of such separate counsel to the extent the Indemnified Party is entitled to indemnification by the Indemnifying Party with respect to such claim or Proceeding under this Section 8(d). If the Indemnifying Party assumes the defense of any such claim or Proceeding, the Indemnifying Party shall select counsel reasonably acceptable to such Indemnitee to conduct the defense of such claim or Proceeding, shall take all steps necessary in the defense or settlement thereof and shall at all times diligently and promptly pursue the resolution thereof. If the Indemnifying Party shall have assumed the defense of any claim or Proceeding in accordance with this
     Section 8(d), the Indemnifying Party shall be authorized to consent to a settlement of, or the entry of any judgment arising from, any such claim or Proceeding, with the prior written consent of such Indemnitee, not to be unreasonably withheld; provided, however, that the Indemnifying Party shall pay or cause to be paid all amounts arising out of such settlement or judgment concurrently with the effectiveness thereof; provided further, that the Indemnifying party shall not be authorized to encumber any of the assets of any Indemnitee or to agree to any restriction that would apply to any Indemnitee or to its conduct of business; and provided further, that a condition to any such settlement shall be a complete release of such Indemnitee and its Affiliates, directors, officers, employees and agents with respect to such claim, including any reasonably foreseeable collateral consequences thereof. Such Indemnitee shall be entitled to participate in (but not control) the defense of any such action, with its own counsel and at its own expense. Each Indemnitee shall, and shall cause each of its Affiliates, directors, officers, employees and agents to, cooperate fully with the Indemnifying Party in the defense of any claim or Proceeding being defended by the Indemnifying Party pursuant to this Section 8(d). If the Indemnifying Party does not assume the defense of any claim or Proceeding resulting therefrom in accordance with the terms of this Section 8(d), such Indemnitee may defend against such claim or Proceeding in such manner as it may deem appropriate, including settling such claim or Proceeding after giving notice of the same to the Indemnifying Party, on such terms as such Indemnitee may deem appropriate. If any Indemnifying Party seeks to question the manner in which such Indemnitee defended such claim or Proceeding or the amount of or nature of any such settlement, such Indemnifying Party shall have the burden to prove by a preponderance of the evidence that such Indemnitee did not defend such claim or Proceeding in a reasonably prudent manner.

          (e) Certain Definitions. As used in this Section 8, (a) "Affiliate" means, with respect to any person or entity, any person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such other person or entity; (b) "Associate" means, when used to indicate a relationship with any person or entity, (1) any other person or entity of which such first person or entity is an officer, director or partner or is, directly or indirectly, the beneficial owner of ten percent (10%) or more of any class of equity securities, membership interests or other comparable ownership interests issued by such other person or entity,
     (2) any trust or other estate in which such first person or entity has a ten percent (10%) or more beneficial interest or as to which such first person or entity serves as trustee or in a similar fiduciary capacity, and
     (3) any relative or spouse of such first person or entity who has the same home as such first person or entity or who is a director or officer of such first person or entity; (c) "Damages" means all demands, claims, actions or causes of action, assessments, losses, damages, costs, expenses, liabilities, judgments, awards, fines, response costs, sanctions, taxes, penalties, charges and amounts paid in settlement, including (1) interest on cash disbursements in respect of any of the foregoing at the prime rate of Chase Manhattan Bank, as in effect from time to time, compounded quarterly, from the date each such cash disbursement is made until the date the party incurring such cash disbursement shall have been indemnified in respect thereof, and (2) reasonable out-of-pocket costs, fees and expenses (including reasonable costs, fees and expenses of attorneys, accountants and other agents of, or other parties retained by, such party), and (d) "Proceeding" means any action, suit, hearing, arbitration, audit, proceeding (public or private) or investigation that is brought or initiated by or against any federal, state, local or foreign governmental authority or any other person or entity.

     9.  ASSIGNMENT.   The  rights  of  the  Investor  under   Section 7(c)  and
Section 7(f)  shall be freely  transferable.  No  assignment  permitted  by this
Section 9 shall be effective until the Company is given written notice by the assigning party stating the name and address of the assignee and identifying the securities of the Company as to which the rights in question are being assigned. In all cases, any such assignee shall receive such assigned rights subject to all the terms and conditions of this Agreement.

     10. MISCELLANEOUS.

          (a) Successors and Assigns. The terms and conditions of this Agreement will inure to the benefit of and be binding upon the respective successors and assigns of the parties.

          (b) Governing Law. This Agreement will be governed by and construed under the internal laws of the State of Delaware, without reference to principles of conflict of laws or choice of laws.

          (c) Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

          (d) Headings. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules will, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

          (e) Notices. Any notice required or permitted under this Agreement shall be given in writing, shall be effective when received, and shall in any event be deemed received and effectively given upon personal delivery to the party to be notified or three (3) business days after deposit with the United States Post Office, by registered or certified mail, postage prepaid, or one (1) business day after deposit with a nationally recognized courier service such as Fedex for next business day delivery under circumstances in which such service guarantees next business day delivery, or one (1) business day after facsimile with copy delivered by registered or certified mail, in any case, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof or at such other address as the Investor or the Company may designate by giving at least ten (10) days advance written notice pursuant to this Section 10(e).

          (f) No Finder's Fees. The Investor will indemnify and hold harmless the Company from any liability for any commission or compensation in the nature of a finders' or broker's fee for which the Investor or any of its officers, partners, employees or consultants, or representatives is responsible. The Company will indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a finder's or broker's fee for which the Company or any of its officers, employees or consultants or representatives is responsible.

          (g)  Amendments  and Waivers.  The provisions of Section 7(c), (f) and
     (j) of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company, the Investor (so long as the Investor shall hold any of the Purchased Shares or the shares of Common Stock into which the Purchased Shares are convertible) and the holders of Purchased Shares representing at least a majority of the total aggregate number of Purchased Shares then outstanding. The remaining provisions of this Agreement (including the provisions of Clauses (b), (d), (e), (g), (h), (i), (j) and (k) of
     Section 7, and all of Section 8, may not be amended without the written consent of the Company and the Investor, which may be withheld in either of their sole and absolute discretions. Any amendment or waiver effected in accordance with this Section 10(g) will be binding upon the Investor, the Company and their respective successors and assigns.

          (h) Severability. If any provision of this Agreement is held to be unenforceable under applicable law, such provision will be excluded from this Agreement and the balance of the Agreement will be interpreted as if such provision were so excluded and will be enforceable in accordance with its terms.

          (i) Entire Agreement. This Agreement, together with all exhibits and schedules hereto, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the parties with respect to the subject matter hereof.

          (j) Further Assurances. From and after the date of this Agreement upon the request of the Company or the Investor, the Company and the Investor will execute and deliver such instruments, documents or other writings, and take such other actions, as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

          (k) Meaning of Include and Including. Whenever in this Agreement the word "include" or "including" is used, it shall be deemed to mean "include, without limitation" or "including, without limitation," as the case may be, and the language following "include" or "including" shall not be deemed to set forth an exhaustive list.

          (l) Fees, Costs and Expenses. Except as set forth in Section 7(k), all fees, costs and expenses (including attorney's' fees and expenses) incurred by either part hereto in connection with the preparation, negotiation and execution of this Agreement and the Warrants and the consummation of the transactions contemplated hereby and thereby (including the costs associated with any filings with, or compliance with any of the requirements of, any governmental authorities), shall be the sole and exclusive responsibility of such party.

          (m) Competition. Nothing set forth herein shall be deemed to preclude, limit or restrict the Company's or the Investor's ability to compete with the other.

          (n) Cooperation in HSR Act Filings.

               (i) In the event an exercise of any of the Warrants (or any other action by the Investor with respect to any securities of the Company held by the Investor) that would require a filing by the Investor under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act"), the Investor and its respective affiliates (including any "ultimate parent entity", as defined in the HSR Act), and the Company and its respective affiliates (including any "ultimate parent entity", as defined in the HSR Act), shall promptly prepare and make their respective filings and thereafter shall make all required or requested submissions under the HSR Act or any analogous applicable law, if required. In taking such actions or making any such filings, the parties hereto shall furnish information required in connection therewith and seek timely to obtain any applicable actions, consents, approvals or waivers of governmental authorities; provided, however, that the parties hereto shall cooperate with each other in connection with the making of all such filings to the extent permitted by applicable law. Without limiting the generality of the foregoing, to the extent permitted by applicable law and so long as the following will not involve the disclosure of confidential or proprietary information of one party hereto to another, each party shall cooperate with the other by (a) providing copies of all documents to be filed to the non-filing party and its advisors prior to filing and, if requested, accepting reasonable additions, deletions or changes suggested in connection therewith and (b) providing to each other party copies of all correspondence from and to any governmental authority in connection with any such filing.

               (ii) Notwithstanding the foregoing, neither the Investor nor any of its affiliates shall be under any obligation to comply with any request or requirement imposed by the Federal Trade Commission (the "FTC"), the Department of Justice (the "DofJ") or any other governmental authority in connection with the compliance with the requirements of the HSR Act, or any other applicable law, if the Investor, in the exercise of its reasonable discretion, deems such request or requirement unduly burdensome. Without limiting the generality of the foregoing, the Investor shall not be obligated to comply with any request by, or any requirement of, the FTC, the DofJ or any other governmental authority: (i) to disclose information the Investor deems it in its best interests to keep confidential; (ii) to dispose of any assets or operations; or (iii) to comply with any proposed restriction on the manner in which it conducts its operations. In the event the Investor shall receive a second request in respect of its HSR Filing determined by it to be unduly burdensome and it shall prove unable to negotiate a means satisfactory to the Investor for complying with such burdensome second request, or the Federal Trade Commission or Department of Justice shall impose any condition on the Investor or its affiliates in respect thereof deemed unacceptable by the Investor, the Company and the Investor shall cooperate in good faith to negotiate an alternative transaction that provides the Investor with the economic benefits it would receive if it converted the Purchased Shares (or took any such other action referenced in the first parenthetical in the first sentence of Clause (i)).

          (o) Stock Splits, Dividends and other Similar Events. The provisions of this Agreement (including the number of shares of Common Stock and other securities described herein) shall be appropriately adjusted to reflect any stock split, stock dividend, reorganization or other similar event that may occur with respect to the Company after the date hereof.



             [The balance of this page is intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

MODACAD, INC.                             INTEL CORPORATION



By:                                       By:

Name:                                     Name:

Title:                                    Title:



Address: 3861 Sepulveda Blvd.             Address:2200 Mission College Boulevard
         Culver City, CA 90230                    Santa Clara, California 95052
Facsimile No:(310) 751-2120               Facsimile No.:(408) 765-6038
Attention: President                      Attn: Treasurer

with copies to:                           with copies to:

Coudert Brothers                          Intel Corporation
1055 West Seventh Street - 20th Floor     Attention: General Counsel
Los Angeles, CA  90017                    2200 Mission College Boulevard
Telecopy:  (213) 689-4467                 Santa Clara, California 95052
Attention:  John A. St. Clair
                                          and

                                          Gibson, Dunn & Crutcher LLP
                                          Attention: Gregory T. Davidson
                                          1530 Page Mill Road
                                          Palo Alto, California 94304
                                          Telephone No.: (650) 849-5300
                                          Facsimile No.:  (650) 849-5333




{Signature page to Stock and Warrant Purchase and Investor Rights Agreement between INTEL CORPORATION and MODACAD, INC.}

                                  EXHIBIT A-1
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

                                Right to Purchase 159,326 Shares of Common Stock

Date: April 7, 1999

                                  MODACAD, INC.
                             STOCK PURCHASE WARRANT


     THIS CERTIFIES THAT, for value received, Intel Corporation or its registered assigns, is entitled to purchase from ModaCAD, Inc., a California corporation (the "Company"), at any time or from time to time during the period specified in Section 2 hereof, One Hundred Fifty-Nine Thousand Three Hundred Twenty-Five (159,325) fully paid and nonassessable shares of the Company's common stock (the "Common Stock"), at an initial exercise price of $10.98 per share (the "Exercise Price"), subject to adjustment as contained in Section 1(f) hereof. This Warrant is being issued pursuant to that certain Stock and Warrant Purchase and Investor Rights Agreement dated April 7, 1999 between the Company and Holder (the "Securities Purchase Agreement"). The number of shares of Common Stock purchasable hereunder (the "Warrant Shares") and the Exercise Price are subject to adjustment as provided in Section 4 hereof. The term "Warrants" means this Warrant and the other warrants of the Company issued pursuant to the terms of the Securities Purchase Agreement.

     The term "Closing Bid Price" means, for any security as of any date, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to the holder hereof (the "Holder") if Bloomberg Financial Markets is not then reporting closing bid prices of such security (collectively, "Bloomberg"), or if the foregoing does not apply, the last reported sale price of such security in the over-the-counter market on the electronic bulletin board of such security as reported by Bloomberg, or, if no sale price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall the value thereof, as agreed upon by the Company and the Holder; provided, however, that if the Company and the Holder cannot agree on such value, such value shall be the fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the Holder with the costs of such appraisal to be borne by the Company.

     This Warrant is subject to the following terms, provisions, and conditions:

     1. Mechanics of Exercise. Subject to the provisions hereof, including, without limitation, the limitations contained in Section 8(f) hereof, this Warrant may be exercised as follows:

          (a) Manner of Exercise. This Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (or evidence of loss, theft, destruction or mutilation thereof in accordance with Section 8(c) hereof), together with a completed exercise agreement in the Form of Exercise Agreement attached hereto as Exhibit 1 (the "Exercise Agreement"), to the Company at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder), and upon (i) payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company, of the Exercise Price for the Warrant Shares specified in the Exercise Agreement (ii) cancellation by the Holder of indebtedness of the Company to the Holder, (iii) a combination of (i) and (ii), or (iv) if the Holder elects to effect a Cashless Exercise (as defined in Section 12(c) below), delivery to the Company of a written notice of an election to effect a Cashless Exercise for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the Holder or Holder's designees, as the record owner of such shares, as of the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment (or notice of an election to effect a Cashless Exercise) shall have been made for such shares as set forth above. In lieu of the payment methods set forth above, when permitted by law and applicable regulations (including Nasdaq and NASD rules), the Holder may pay the Exercise Price through a "same day sale" commitment from the Holder (and if applicable a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer")), whereby the Holder irrevocably elects to exercise this Warrant and to sell a portion of the Shares so purchased to pay for the Exercise Price and the Holder (or, if applicable, the NASD Dealer) commits upon sale (or, in the case of the NASD Dealer, upon receipt) of such Warrant Shares to forward the Exercise Price directly to the Company.

          (b) Issuance of Certificates. Subject to Section 1(c), certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the Holder within a reasonable time, not exceeding three (3) business days, after this Warrant shall have been so exercised (the "Delivery Period"). The certificates so delivered shall be in such denominations as may be reasonably requested by the Holder and shall be registered in the name of Holder or such other name as shall be designated by such Holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

          (c) Exercise Disputes. In the case of any dispute with respect to an exercise, the Company shall promptly issue such number of shares of Common Stock as are not disputed in accordance with this Section. If such dispute involves the calculation of the Exercise Price, the Company shall submit the disputed calculations to a nationally recognized independent accounting firm (selected by the Company) via facsimile within three (3) business days of receipt of the Exercise Agreement. The accounting firm shall audit the calculations and notify the Company and the converting Holder of the results no later than two (2) business days from the date it receives the disputed calculations. The accounting firm's calculation shall be deemed conclusive, absent manifest error. The Company shall then issue the appropriate number of shares of Common Stock in accordance with this Section.

          (d) Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Exercise Price of a share of Common Stock (as determined for exercise of this Warrant into whole shares of Common Stock); provided that in the event that sufficient funds are not legally available for the payment of such cash adjustment any fractional shares of Common Stock shall be rounded up to the next whole number.

          (e) Buy-In. If (i) the Company fails for any reason (other than Holder's failure to pay to the Company the Exercise Price or to deliver to the Company a duly executed Exercise Agreement) to deliver during the Delivery Period shares of Common Stock to Holder upon an exercise of this Warrant and (ii) after the applicable Delivery Period with respect to such an exercise, Holder purchases (in an open market transaction or otherwise) shares of Common Stock to make delivery upon a sale by Holder of the shares of Common Stock (the "Sold Shares") which Holder was entitled to receive upon such exercise (a "Buy-in"), the Company shall pay Holder (in addition to any other remedies available to Holder) the amount by which (x) Holder's total purchase price (including brokerage commission, if any) for the shares of Common Stock so purchased exceeds (y) the lesser of (A) the Exercise Price or (B) the net proceeds received by Holder from the sale of the Sold Shares. Holder shall provide the Company written notification indicating any amounts payable to Holder pursuant to this subsection.

     2. Period of Exercise. This Warrant is exercisable at any time or from time to time on or after the date hereof and before 5:00 P.M., Pacific Time on the fifth (5th) anniversary of the date hereof (the "Exercise Period"). The Company hereby acknowledges that exercise of this Warrant by Holder may subject the Company and/or the Holder to the filing requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (the "HSR Act") and that Holder may be prevented from exercising this Warrant until the expiration or early termination of all waiting periods imposed by the HSR Act ("HSR Act Restrictions"). If on or before the end of the Exercise Period Holder has sent the Notice of Exercise to Company and Holder has not been able to complete the exercise of this Warrant prior to the end of the Exercise Period because of HSR Act Restrictions, the Holder shall be entitled to complete the process of exercising this Warrant, for a period of ten (10) business days following termination of the HSR Act Restrictions, in accordance with the procedures contained herein notwithstanding the fact that completion of the exercise of this Warrant would take place after the end of the Exercise Period.

     3. Certain Agreements of the Company. The Company hereby covenants and agrees as follows:

          (a) Shares to be Fully Paid. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid, and non-assessable and free from all taxes, liens, claims and encumbrances.

          (b) Reservation of Shares. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

          (c) Listing. From and after the date of issuance of this Warrant, the Company shall have secured and shall thereafter, for at least three (3) years after the date of issuance of this Warrant, maintain the listing of the shares of Common Stock issuable upon exercise of this Warrant upon The Nasdaq National Market, the Nasdaq SmallCap Market, the New York Stock Exchange or the American Stock Exchange, as required by the provisions of the Securities Purchase Agreement and upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed or become listed and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of any other shares of capital stock of the Company issuable upon the exercise of this Warrant so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

          (d) Certain Actions Prohibited. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such actions as may reasonably be requested by the Holder of this Warrant in order to protect the exercise privilege of the Holder of this Warrant, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

     4. Antidilution Provisions. During the Exercise Period or until fully exercised, the Exercise Price and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Section 4. In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent.

          (a) Adjustment of Exercise Price and Number of Shares upon Issuance of Common Stock. Except as otherwise provided in Section 4(c) and 4(e) hereof, if and whenever after the initial issuance of this Warrant, the Company issues or sells, or in accordance with Section 4(b) hereof is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share less than the Market Price (as herein defined) on the date of issuance (a "Dilutive Issuance"), then effective immediately upon the Dilutive Issuance, the Exercise Price will be adjusted in accordance with the following formula:

     E' = (E) (O + P/M) / (CSDO)


     where:

     E' = the adjusted Exercise Price
     E = the then current Exercise Price;
     M = the then current Market Price;
     O = the number of shares of Common Stock outstanding immediately prior to the Dilutive Issuance;
     P = the aggregate consideration, calculated as set forth in Section 4(b) hereof, received by the Company upon such Dilutive Issuance; and CSDO = the total number of shares of Common Stock Deemed Outstanding (as herein defined) immediately after the Dilutive Issuance.

          (b) Effect on Exercise Price of Certain Events. For purposes of determining the adjusted Exercise Price under Section 4(a) hereof, the following will be applicable:

               (i)  Issuance of Rights or Options.  If the Company in any manner issues or grants any warrants, rights or options, whether or not immediately exercisable, to subscribe for or to purchase Common Stock or other securities exercisable, convertible into or exchangeable for Common Stock ("Convertible Securities"), but not to include the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee or Director benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose (such warrants, rights and options to purchase Common Stock or Convertible Securities are hereinafter referred to as "Options"), and the price per share for which Common Stock is issuable upon the exercise of such Options is less than the Market Price on the date of issuance ("Below Market Options"), then the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full exercise, conversion or exchange of Convertible Securities, if applicable) will, as of the date of the issuance or grant of such Below Market Options, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the price per share for which Common Stock is issuable upon the exercise of such Below Market Options is determined by dividing
          (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or granting of such Below Market
          Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Below Market Options, plus, in the case of Convertible Securities issuable upon the exercise of such Below Market Options, the minimum aggregate amount of additional consideration payable upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by
          (ii) the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full conversion of Convertible Securities, if applicable). No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon the exercise of such Below Market Options or upon the exercise, conversion or exchange of Convertible Securities issuable upon exercise of such Below Market Options.

               (ii) Issuance of Convertible Securities.

                    (A) If the  Company  in  any  manner  issues  or  sells  any
               Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options) and the price per share for which Common Stock is issuable upon such exercise, conversion or exchange (as determined pursuant to Section 4(b)(ii)(B) if applicable) is less than the Market Price on the date of issuance, then the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible
               Securities will, as of the date of the issuance of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For the purposes of the preceding sentence, the price per share for which Common Stock is issuable upon such exercise, conversion or exchange is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. No further adjustment to the Exercise Price will be made upon the actual issuances of such Common Stock upon exercise, conversion or exchange of such Convertible Securities.

                    (B) If the  Company  in  any  manner  issues  or  sells  any
               Convertible Securities with a fluctuating conversion or exercise price or exchange ratio (a "Variable Rate Convertible Security"), then the price per share for which Common Stock is issuable upon such exercise, conversion or exchange for purposes of the calculation contemplated by Section 4(b)(ii)(A) shall be deemed to be the lowest price per share which would be applicable assuming that (1) all holding period and other conditions to any discounts contained in such Convertible Security have been satisfied, and (2) the Market Price on the date of issuance of such Convertible Security was 80% of the Market Price on such date (the "Assumed Variable Market Price").

               (iii) Change in Option Price or Conversion Rate. Except for the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee or Director benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, if there is a change at any time in (i) the amount of additional consideration payable to the Company upon the exercise of any Options; (ii) the amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange or any Convertible Securities; or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock (other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such change will be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

               (iv) Treatment of Expired Options and Unexercised Convertible Securities. If, in any case, the total number of shares of Common Stock issuable upon exercise of any Options or upon exercise, conversion or exchange of any Convertible Securities is not, in fact, issued and the rights to exercise such option or to exercise, convert or exchange such Convertible Securities shall have expired or terminated, the Exercise Price then in effect will be readjusted to the Exercise Price which would have been in effect at the time of such expiration or termination had such Options or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination (other than in respect of the actual number of shares of Common Stock issued upon exercise or conversion thereof), never been issued.

               (v) Calculation of Consideration Received. If any Common Stock, Options or Convertible Securities are issued, granted or sold for cash, the consideration received therefor for purposes of this Warrant will be the amount received by the Company therefor, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance, grant or sale. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Company will be the fair market value of such consideration except where such consideration consists of freely-tradeable securities, in which case the amount of consideration received by the Company will be the Market Price thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair market value of any consideration other than cash or securities will be determined in the good faith reasonable business judgment of the Board of Directors.

               (vi) Exceptions to Adjustment of Exercise Price. No adjustment to the Exercise Price will be made (i) upon the exercise of any warrants, options or convertible securities issued and outstanding on the date hereof in accordance with the terms of such securities as of such date; (ii) upon the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee or Director benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose; (iii) upon the issuance of the Common Shares (as defined in the Securities Purchase Agreement) or Warrants in accordance with terms of the Securities Purchase Agreement; or (iv) upon the exercise of the Warrants.

          (c) Subdivision or Combination of Common Stock. If the Company, at any time after the initial issuance of this Warrant, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time after the initial issuance of this Warrant, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

          (d) Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 4, the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

          (e) Major Transactions. If the Company shall consolidate or merge with any other corporation or entity (other than a merger in which the Company is the surviving or continuing entity and its capital stock is unchanged and unissued in such transaction (except for Common Stock constituting less than twenty percent (20%) of the Company's Common Stock then outstanding)) or any subsidiary of the Company shall be a party to a merger or consolidation or other extraordinary transaction and the Company issues twenty percent (20%) or more of its Common Stock in any such merger, consolidation or other transaction or there shall occur any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property or any reclassification or change of the outstanding shares of Common Stock (each of the foregoing being a "Major Transaction"), then each holder of a Warrant may thereafter, at its option, be entitled to (a) in the event that the Common Stock remains outstanding or holders of Common Stock receive any common stock or substantially similar equity interest, in each of the foregoing cases which is publicly traded, retain its Warrant and such Warrant shall continue to apply to such Common Stock or shall apply, as nearly as practicable, to such other common stock or equity interest, as the case may be, or (b) regardless or whether (a) applies, receive consideration, in exchange for such Warrant, equal to the greater of, as determined in the sole discretion of such holder, (i) the number of shares of stock or securities or property of the Company, or of the entity resulting from such Major Transaction (the "Major Transaction Consideration"), to which a holder of the number of shares of Common Stock delivered upon the exercise of such Warrant would have been entitled upon such Major Transaction had such holder exercised the Warrant (without regard to any limitations on conversion or elsewhere contained) on the trading date immediately preceding the public announcement of the transaction resulting in such Major Transaction and had such Common Stock been issued and outstanding and had such Holder been the holder of record of such Common Stock at the time of the consummation of such Major Transaction, and (ii) cash paid by the Company in immediately available funds, in an amount equal to one hundred and twenty five percent (125%) of the Black-Scholes Amount (as defined herein) times the number of shares of Common Stock for which this Warrant was exercisable (without regard to any limitations on exercise herein contained); and the Company shall make lawful provision for the foregoing as a part of such Major Transaction and shall cause the issuer of any security in such transaction which constitutes Registrable Securities under the registration rights provisions of Section 7(c) of the Securities Purchase Agreement to assume all of the Company's obligations thereunder. No sooner than ten (10) business days nor later than five (5) business days prior to the consummation of the Major Transaction, but not prior to the public announcement of such Major Transaction, the Company shall deliver written notice ("Notice of Major Transaction") to each holder of a Warrant, which Notice of Major Transaction shall be deemed to have been delivered one (1) business day after the Company's sending such notice by telecopy (provided that the Company sends a confirming copy of such notice on the same day by overnight courier) of such Notice of Major Transaction. Such Notice of Major Transaction shall indicate the amount and type of the Major Transaction consideration which such holder of a Warrant would receive under this Section. If the Major Transaction Consideration does not consist entirely of United States currency, such holder may elect to receive United States currency in an amount equal to the value of the Major Transaction Consideration in lieu of the Major Transaction Consideration by delivering notice of such election to the Company within five (5) business days of such holder's receipt of the Notice of Major Transaction.

          The "Black-Scholes Amount" shall be an amount determined by calculating the "Black-Scholes" value of an option to purchase one share of Common Stock on the applicable page on the Bloomberg online page, using the following variable values: (i) the current market price of the Common Stock equal to the closing trade price on the last trading day before the date of the Notice of the Major Transaction; (ii) volatility of the Common Stock equal to the volatility of the common Stock during the 100 trading day period preceding the date of the Notice of the Major Transaction; (iii) a risk free rate equal to the interest rate on the United States treasury bill or treasury note with a maturity corresponding to the remaining term of this Warrant on the date of the Notice of the Major Transaction; and
     (iv) an exercise price equal to the Exercise Price on the date of the Notice of the Major Transaction. In the event such calculation function is no longer available utilizing the Bloomberg online page, the Holder shall calculate such amount in its sole discretion using the closest available alternative mechanism and variable values to those available utilizing the Bloomberg online page for such calculation function.

          (f) Distribution of Assets. In case the Company shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise (including any dividend or distribution to the Company's shareholders of cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a "Distribution"), at any time after the initial issuance of this Warrant, then the Holder shall be entitled upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, to receive the amount of such assets (or rights) which would have been payable to the Holder had such Holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution.

          (g) Notices of Adjustment. Upon the occurrence of any event which requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the Holder, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

          (h) Minimum Adjustment of Exercise Price. No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

          (i) No Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Market Price of a share of Common Stock; provided that in the event that sufficient funds are not legally available for the payment of such cash adjustment any fractional shares of Common Stock shall be rounded up to the next whole number.

          (j) Other Notices. In case at any time:

               (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution to the holders of the Common Stock;

               (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

               (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

               (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

               then, in each such case, the Company shall give to the Holder (a)
          notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least 30 days prior to the record date or the date on which the Company's books are closed in respect thereto, but in no event earlier than public announcement of such proposed transaction or event. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above.

          (k) Certain Definitions.

               (i) "Common Stock Deemed Outstanding" shall mean the number of shares of Common Stock actually outstanding (not including shares of Common Stock held in the treasury of the Company), plus (x) in case of any adjustment required by Section 4(a) resulting from the issuance of any Options, the maximum total number of shares of Common Stock issuable upon the exercise of the Options for which the adjustment is required (including any Common Stock issuable upon the conversion of Convertible Securities issuable upon the exercise of such Options), and (y) in the case of any adjustment required by Section 4(a) resulting from the issuance of any Convertible Securities, the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of the Convertible Securities for which the adjustment is required, as of the date of issuance of such Convertible Securities, if any.

               (ii) "Market Price," as of any date, (i) means the average of the Closing Bid Prices for the shares of Common Stock as reported to Nasdaq National Market System for the trading day immediately preceding such date, or (ii) if The Nasdaq National Market is not the principal trading market for the Common Stock, the average of the last reported bid prices on the principal trading market for the Common Stock during the same period, or, if there is no bid price for such period, the last reported sales price for such period, or (iii) if market value cannot be calculated as of such date on any of the foregoing bases, the Market Price shall be the value thereof, as agreed upon by the Company and the Holder; provided, however, that if the Company and the Holder cannot agree on such value, such value shall be the average fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the Holders of a majority in interest of the Warrants, with the costs of the appraisal to be borne by the Company. The manner of determining the Market Price of the Common Stock set forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made hereunder.

               (iii) "Common Stock," for purposes of this Section 4, includes the Common Stock and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation, provided that the shares purchasable pursuant to this Warrant shall include only Common Stock in respect of which this Warrant is exercisable, or shares resulting from any subdivision or combination of such Common Stock, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in Section 4(e) hereof, the stock or other securities or property provided for in such Section.

                    (l) Other Adjustments. If:

                    (1) Maurizio Vecchione disposes of any shares of Common Stock beneficially owned by him while the Common Stock is trading at or below twenty-five dollars ($25) per share during the period beginning on the date of the Closing and ending on the earlier of
               (i) the first (1st)  anniversary  of the date of the Closing,  or
               (ii) the date on which Maurizio Vecchione ceases to be President or CEO of the Company; or

                    (2) Joyce Freedman or Lee Freedman (each a "Freedman") dispose of any shares of Common Stock beneficially owned by such Freedman at any time during the period beginning on the date of the Closing and ending on the date which is six (6) months following the Closing, then the Exercise Price shall be adjusted to the Adjusted Exercise Price (as defined herein) if such adjustment would result in a decrease in the Exercise Price; provided, however, that the Exercise Price shall not be adjusted upon the occurrence of a disposal described in clause (1) until Maurizio Vecchione sells or otherwise transfers in excess of fifty thousand (50,000) shares of Common Stock in aggregate during such period at a price less than twenty-five dollars ($25) pursuant to Rule 144. For any disposal of Common Stock described hereunder, the "Adjusted Exercise Price" shall mean the lesser of
               (a) the lowest closing bid price of the Common Stock during the thirty (30) trading day period beginning on the trading day (the "Announcement Date") immediately preceding the day on which such disposal was publicly announced and (b) the price per share which Vecchione or such Freedman, as applicable, received in connection with such disposal; provided, however, that if the Adjusted Exercise Price described above is greater than the Exercise Price, then the Adjusted Exercise Price shall be equal to (c) the lowest closing bid price of the Common Stock during the thirty
               (30) trading day period beginning on the Announcement Date divided by (d) the closing bid price of the Common Stock on the Announcement Date times (e) the Exercise Price.

     5. Cap Amount. Prior to Nasdaq Approval (as defined in the Securities Purchase Agreement) or 4460 Shareholder Approval (as defined in the Securities Purchase Agreement), unless otherwise permitted by The Nasdaq National Market or unless the rules thereof no longer are applicable to the Company, in no event shall the total number of shares of Common Stock issued at the Closing under the Securities Purchase Agreement and upon exercise of the Warrants exceed the maximum number of shares of Common Stock that the Company can without stockholder approval so issue pursuant to Nasdaq Rule 4460(i) (or any successor rule) (the "Cap Amount") upon Closing under the Securities Purchase Agreement and the exercise of the Warrants, which, as of the date of initial issuance of Common Stock and Warrants to the Holders, which amount is one million, two hundred thirty two thousand and forty five (1,232,045) shares. The Cap Amount shall be allocated pro rata among the Holders based on the number of shares of Common Stock and Warrants issued to each Holder. In the event a Holder shall sell or otherwise transfer any of such Holder's Warrants, each transferee shall be allocated a pro rata portion of such transferor's Cap Amount. A Holder's allocable portion of the Cap Amount shall be allocated first to the Common Stock issued to the Holder at the Closing under the Securities Purchase Agreement, then to the First Warrants (as defined in the Securities Purchase Agreement) and only the Warrants shall be subject to the limitation imposed by this Section 5.

     6. Issue Tax. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the Holder or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Holder.

     7. No Rights or Liabilities as a Shareholder. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     8. Transfer, Exchange and Replacement of Warrant.

          a. Restriction on Transfer. This Warrant and the rights granted to the Holder are transferable, in whole or in part, upon surrender of this
     Warrant, together with a properly executed assignment in the Form of Assignment attached hereto as Exhibit 2, at the office or agency of the Company referred to in Section 8(e) below, provided, however, that any transfer or assignment shall be subject to the provisions of the Securities Purchase Agreement. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary. Notwithstanding anything to the contrary contained herein, the registration rights described in Section 9 hereof are assignable only in accordance with the provisions of the Securities Purchase Agreement.

          b. Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the Holder at the office or agency of the Company referred to in Section 8(e) below, for new Warrants, in the form hereof, of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the Holder of at the time of such surrender.

          c. Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or, in the case of any such loss, theft, or destruction, upon delivery, of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrants, in the form hereof, in such denominations as Holder may request.

          d. Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Section 8, this Warrant shall be promptly canceled by the Company. The Company shall pay all issuance taxes (other than securities transfer taxes) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 8.

          e. Warrant Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

     9. Registration Rights. The initial holder of this Warrant (and certain assignees thereof) is entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in Section 7(c) of the Securities Purchase Agreement.

     10. Notices. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or by confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

                  If to the Company:

                           ModaCAD, Inc.
                           3861 Sepulveda Blvd.
                           Culver City, CA 90230
                           Telecopy: (310) 751-2120
                           Attention: President

                           with a copy to:

                           Coudert Brothers
                           1055 West Seventh Street - 20th Floor
                           Los Angeles, CA  90017
                           Telecopy:  (213) 689-4467
                           Attention:  John A. St. Clair

and if to the Holder, at such address as Holder shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 10.

     11. Governing Law; Jurisdiction. This Warrant shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed in the State of California. The Company irrevocably consents to the jurisdiction of the United States federal courts located in the State of California and the state courts located in the County of Santa Clara in the State of California in any suit or proceeding based on or arising under this Warrant and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company agrees that a final nonappealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     12. Miscellaneous.

          a. Amendments. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the Holder.

          b. Descriptive Headings. The descriptive headings of the several Sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

          c. Cashless Exercise. Notwithstanding anything to the contrary contained in this Warrant, this Warrant may be exercised by presentation and surrender of this Warrant to the Company at its principal executive offices with a written notice of the Holder's intention to effect a Cashless Exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise"). In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the Holder shall surrender this Warrant for the number of shares of Common Stock determined by multiplying the number of Warrant Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price per share of the Common Stock and the Exercise Price, and the denominator of which shall be such then current Market Price per share of Common Stock.

          d. Assignability. This Warrant shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Holder and its successors and assigns. The Holder shall notify the Company upon the assignment of this Warrant.

          e. Weekends, Etc. If the end of the Exercise Period falls on a Saturday, Sunday or legal holiday, the end of the Exercise Period shall be extended automatically until 5:00 p.m. the next business day.

                                      * * *

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.



     ModaCAD, Inc.

     By:      /s/ JOYCE FREEDMAN
        ______________________________
     Name:   Joyce Freedman
     Title:  Chief Executive Officer

                           FORM OF EXERCISE AGREEMENT

         (To be Executed by the Holder in order to Exercise the Warrant)

     The undersigned hereby irrevocably exercises the right to purchase ____________ of the shares of common stock of ModaCAD, Inc., a [California] corporation (the "Company"), evidenced by the attached Warrant, and [herewith makes payment of the Exercise Price with respect to such shares in full/ elects to effect a Cashless Exercise pursuant to the terms of the Warrant], all in accordance with the conditions and provisions of said Warrant.

     (i) The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

     (ii) The undersigned requests that stock certificates for such shares be issued, and a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the Holder (or such other person or persons indicated below) and delivered to the undersigned (or designee(s) at the address (or addresses) set forth below:

Date:
Signature of Holder


Name of Holder (Print)

Address:

                               FORM OF ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth hereinbelow, to:

Name of Assignee                  Address                          No. of Shares


, and hereby irrevocably constitutes and appoints ______________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.


Date:____________, _____,

In the presence of



Name:

Signature:
Title of Signing Officer or Agent (if any):

Address:

Note: The above signature should correspond exactly with the name on the face of the within Warrant.

                                  EXHIBIT A-2
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

                                Right to Purchase 189,674 Shares of Common Stock

Date: April 7, 1999

                                  MODACAD, INC.
                             STOCK PURCHASE WARRANT


     THIS CERTIFIES THAT, for value received, Intel Corporation or its registered assigns, is entitled to purchase from ModaCAD, Inc., a California corporation (the "Company"), at any time or from time to time during the period specified in Section 2 hereof, One Hundred Eighty-Nine Thousand Six Hundred Seventy-Four (189,674) fully paid and nonassessable shares of the Company's common stock (the "Common Stock"), at an initial exercise price of $13.18 per share (the "Exercise Price". This Warrant is being issued pursuant to that certain Stock and Warrant Purchase and Investor Rights Agreement dated April 7, 1999 between the Company and the Holder (the "Securities Purchase Agreement"). The number of shares of Common Stock purchasable hereunder (the "Warrant Shares") and the Exercise Price are subject to adjustment as provided in Section 4 hereof. The term "Warrants" means this Warrant and the other warrants of the Company issued pursuant to the terms of the Securities Purchase Agreement.

     The term "Closing Bid Price" means, for any security as of any date, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to the holder hereof (the "Holder") if Bloomberg Financial Markets is not then reporting closing bid prices of such security (collectively, "Bloomberg"), or if the foregoing does not apply, the last reported sale price of such security in the over-the-counter market on the electronic bulletin board of such security as reported by Bloomberg, or, if no sale price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the value thereof, as agreed upon by the Company and the Holder; provided, however, that if the Company and the Holder cannot agree on such value, such value shall be the fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the Holder with the costs of such appraisal to be borne by the Company.

     This Warrant is subject to the following terms, provisions, and conditions:

     1. Mechanics of Exercise. Subject to the provisions hereof, including, without limitation, the limitations contained in Section 8(f) hereof, this Warrant may be exercised as follows:

          (a) Manner of Exercise. This Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (or evidence of loss, theft, destruction or mutilation thereof in accordance with Section 8(c) hereof), together with a completed exercise agreement in the Form of Exercise Agreement attached hereto as Exhibit 1 (the "Exercise Agreement"), to the Company at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder), and upon payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company, of the Exercise Price for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the Holder or Holder's designees, as the record owner of such shares, as of the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment shall have been made for such shares as set forth above. In lieu of the payment methods set forth above, when permitted by law and applicable regulations (including Nasdaq and NASD rules), the Holder may pay the Exercise Price through a "same day sale" commitment from the Holder (and if applicable a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer")), whereby the Holder irrevocably elects to exercise this Warrant and to sell a portion of the Shares so purchased to pay for the Exercise Price and the Holder (or, if applicable, the NASD Dealer) commits upon sale (or, in the case of the NASD Dealer, upon receipt) of such Warrant Shares to forward the Exercise Price directly to the Company.

          (b) Issuance of Certificates. Subject to Section 1(c), certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the Holder within a reasonable time, not exceeding three (3) business days, after this Warrant shall have been so exercised (the "Delivery Period"). The certificates so delivered shall be in such denominations as may be reasonably requested by the Holder and shall be registered in the name of Holder or such other name as shall be designated by such Holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

          (c) Exercise Disputes. In the case of any dispute with respect to an exercise, the Company shall promptly issue such number of shares of Common Stock as are not disputed in accordance with this Section. If such dispute involves the calculation of the Exercise Price, the Company shall submit the disputed calculations to a nationally recognized independent accounting firm (selected by the Company) via facsimile within three (3) business days of receipt of the Exercise Agreement. The accounting firm shall audit the calculations and notify the Company and the converting Holder of the results no later than two (2) business days from the date it receives the disputed calculations. The accounting firm's calculation shall be deemed conclusive, absent manifest error. The Company shall then issue the appropriate number of shares of Common Stock in accordance with this Section.

          (d) Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Exercise Price of a share of Common Stock (as determined for exercise of this Warrant into whole shares of Common Stock); provided that in the event that sufficient funds are not legally available for the payment of such cash adjustment any fractional shares of Common Stock shall be rounded up to the next whole number.

          (e)  Buy-In.  If (i) the  Company  fails for any  reason  (other  than
     Holder's failure to pay timely to the Company the Exercise Price) to deliver during the Delivery Period shares of Common Stock to Holder upon an exercise of this Warrant and (ii) after the applicable Delivery Period with respect to such an exercise, Holder purchases (in an open market transaction or otherwise) shares of Common Stock to make delivery upon a sale by Holder of the shares of Common Stock (the "Sold Shares") which Holder was entitled to receive upon such exercise (a "Buy-in"), the Company shall pay Holder (in addition to any other remedies available to Holder) the amount by which (x) Holder's total purchase price (including brokerage commission, if any) for the shares of Common Stock so purchased exceeds (y) the lesser of (A) the Exercise Price or (B) the net proceeds received by Holder from the sale of the Sold Shares. Holder shall provide the Company written notification indicating any amounts payable to Holder pursuant to this subsection.

     2. Period of Exercise. This Warrant is exercisable at any time or from time to time on or after the date hereof and before 5:00 P.M., Pacific Time on the first (1st) anniversary of the date hereof (the "Exercise Period"). The Company hereby acknowledges that exercise of this Warrant by Holder may subject the Company and/or the Holder to the filing requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (the "HSR Act") and that Holder may be prevented from exercising this Warrant until the expiration or early termination of all waiting periods imposed by the HSR Act ("HSR Act Restrictions"). If on or before the end of the Exercise Period Holder has sent the Notice of Exercise to Company and Holder has not been able to complete the exercise of this Warrant prior to the end of the Exercise Period because of HSR Act Restrictions, the Holder shall be entitled to complete the process of exercising this Warrant, for a period of ten (10) business days following termination of the HSR Act Restrictions, in accordance with the procedures contained herein notwithstanding the fact that completion of the exercise of this Warrant would take place after the end of the Exercise Period.

     3. Certain Agreements of the Company. The Company hereby covenants and agrees as follows:

          (a) Shares to be Fully Paid. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid, and non-assessable and free from all taxes, liens, claims and encumbrances.

          (b) Reservation of Shares. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

          (c) Listing. From and after the date of issuance of this Warrant, the Company shall have secured and shall thereafter, for at least three (3) years after the date of issuance of this Warrant, maintain the listing of the shares of Common Stock issuable upon exercise of this Warrant upon The Nasdaq National Market, the Nasdaq SmallCap Market, the New York Stock Exchange or the American Stock Exchange, as required by the Securities Purchase Agreement and upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed or become listed and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of any other shares of capital stock of the Company issuable upon the exercise of this Warrant so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

          (d) Certain Actions Prohibited. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such actions as may reasonably be requested by the Holder of this Warrant in order to protect the exercise privilege of the Holder of this Warrant, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

     4. Antidilution Provisions. During the Exercise Period or until fully exercised, the Exercise Price and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Section 4. In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent.

          (a) Adjustment of Exercise Price and Number of Shares upon Issuance of Common Stock. Except as otherwise provided in Section 4(c) and 4(e) hereof, if and whenever after the initial issuance of this Warrant, the Company issues or sells, or in accordance with Section 4(b) hereof is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share less than the Market Price (as herein defined) on the date of issuance (a "Dilutive Issuance"), then effective immediately upon the Dilutive Issuance, the Exercise Price will be adjusted in accordance with the following formula:

     E' = (E) (O + P/M) / (CSDO)


     where:

     E' = the adjusted Exercise Price
     E = the then current Exercise Price;
     M = the then current Market Price;
     O = the number of shares of Common Stock outstanding immediately prior to the Dilutive Issuance;
     P = the aggregate consideration, calculated as set forth in Section 4(b) hereof, received by the Company upon such Dilutive Issuance; and CSDO = the total number of shares of Common Stock Deemed Outstanding (as herein defined) immediately after the Dilutive Issuance.

          (b) Effect on Exercise Price of Certain Events. For purposes of determining the adjusted Exercise Price under Section 4(a) hereof, the following will be applicable:

               (i)  Issuance of Rights or Options.  If the Company in any manner issues or grants any warrants, rights or options, whether or not immediately exercisable, to subscribe for or to purchase Common Stock or other securities exercisable, convertible into or exchangeable for Common Stock ("Convertible Securities"), but not to include the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee or Director benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose (such warrants, rights and options to purchase Common Stock or Convertible Securities are hereinafter referred to as "Options"), and the price per share for which Common Stock is issuable upon the exercise of such Options is less than the Market Price on the date of issuance ("Below Market Options"), then the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full exercise, conversion or exchange of Convertible Securities, if applicable) will, as of the date of the issuance or grant of such Below Market Options, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the price per share for which Common Stock is issuable upon the exercise of such Below Market Options is determined by dividing
          (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or granting of such Below Market
          Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Below Market Options, plus, in the case of Convertible Securities issuable upon the exercise of such Below Market Options, the minimum aggregate amount of additional consideration payable upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by
          (ii) the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full conversion of Convertible Securities, if applicable). No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon the exercise of such Below Market Options or upon the exercise, conversion or exchange of Convertible Securities issuable upon exercise of such Below Market Options.

          (ii) Issuance of Convertible Securities.

                    (A) If the  Company  in  any  manner  issues  or  sells  any
               Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options) and the price per share for which Common Stock is issuable upon such exercise, conversion or exchange (as determined pursuant to Section 4(b)(ii)(B) if applicable) is less than the Market Price on the date of issuance, then the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible
               Securities will, as of the date of the issuance of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For the purposes of the preceding sentence, the price per share for which Common Stock is issuable upon such exercise, conversion or exchange is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. No further adjustment to the Exercise Price will be made upon the actual issuances of such Common Stock upon exercise, conversion or exchange of such Convertible Securities.

                    (B) If the  Company  in  any  manner  issues  or  sells  any
               Convertible Securities with a fluctuating conversion or exercise price or exchange ratio (a "Variable Rate Convertible Security"), then the price per share for which Common Stock is issuable upon such exercise, conversion or exchange for purposes of the calculation contemplated by Section 4(b)(ii)(A) shall be deemed to be the lowest price per share which would be applicable assuming that (1) all holding period and other conditions to any discounts contained in such Convertible Security have been satisfied, and (2) the Market Price on the date of issuance of such Convertible Security was 80% of the Market Price on such date (the "Assumed Variable Market Price").

               (iii) Change in Option Price or Conversion Rate. Except for the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee or Director benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, if there is a change at any time in (i) the amount of additional consideration payable to the Company upon the exercise of any Options; (ii) the amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange or any Convertible Securities; or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock (other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such change will be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

               (iv) Treatment of Expired Options and Unexercised Convertible Securities. If, in any case, the total number of shares of Common Stock issuable upon exercise of any Options or upon exercise, conversion or exchange of any Convertible Securities is not, in fact, issued and the rights to exercise such option or to exercise, convert or exchange such Convertible Securities shall have expired or terminated, the Exercise Price then in effect will be readjusted to the Exercise Price which would have been in effect at the time of such expiration or termination had such Options or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination (other than in respect of the actual number of shares of Common Stock issued upon exercise or conversion thereof), never been issued.

               (v) Calculation of Consideration Received. If any Common Stock, Options or Convertible Securities are issued, granted or sold for cash, the consideration received therefor for purposes of this Warrant will be the amount received by the Company therefor, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance, grant or sale. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Company will be the fair market value of such consideration except where such consideration consists of freely-tradeable securities, in which case the amount of consideration received by the Company will be the Market Price thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair market value of any consideration other than cash or securities will be determined in the good faith reasonable business judgment of the Board of Directors.

               (vi) Exceptions to Adjustment of Exercise Price. No adjustment to the Exercise Price will be made (i) upon the exercise of any warrants, options or convertible securities issued and outstanding on the date hereof in accordance with the terms of such securities as of such date; (ii) upon the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee or Director benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose; (iii) upon the issuance of the Common Shares (as defined in the Securities Purchase Agreement) or Warrants in accordance with terms of the Securities Purchase Agreement; or (iv) upon the exercise of the Warrants.

          (c) Subdivision or Combination of Common Stock. If the Company, at any time after the initial issuance of this Warrant, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time after the initial issuance of this Warrant, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

          (d) Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 4, the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

          (e) Major Transactions. If the Company shall consolidate or merge with any other corporation or entity (other than a merger in which the Company is the surviving or continuing entity and its capital stock is unchanged and unissued in such transaction (except for Common Stock constituting less than twenty percent (20%) of the Company's Common Stock then outstanding)) or any subsidiary of the Company shall be a party to a merger or consolidation or other extraordinary transaction and the Company issues twenty percent (20%) or more of its Common Stock in any such merger, consolidation or other transaction or there shall occur any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property or any reclassification or change of the outstanding shares of Common Stock (each of the foregoing being a "Major Transaction"), then each holder of a Warrant may thereafter, at its option, be entitled to (a) in the event that the Common Stock remains outstanding or holders of Common Stock receive any common stock or substantially similar equity interest, in each of the foregoing cases which is publicly traded, retain its Warrant and such Warrant shall continue to apply to such Common Stock or shall apply, as nearly as practicable, to such other common stock or equity interest, as the case may be, or (b) regardless or whether (a) applies, receive consideration, in exchange for such Warrant, equal to the greater of, as determined in the sole discretion of such holder, (i) the number of shares of stock or securities or property of the Company, or of the entity resulting from such Major Transaction (the "Major Transaction Consideration"), to which a holder of the number of shares of Common Stock delivered upon the exercise of such Warrant would have been entitled upon such Major Transaction had such holder exercised the Warrant (without regard to any limitations on conversion or elsewhere contained) on the trading date immediately preceding the public announcement of the transaction resulting in such Major Transaction and had such Common Stock been issued and outstanding and had such Holder been the holder of record of such Common Stock at the time of the consummation of such Major Transaction, and (ii) cash paid by the Company in immediately available funds, in an amount equal to one hundred and twenty five percent (125%) of the Black-Scholes Amount (as defined herein) times the number of shares of Common Stock for which this Warrant was exercisable (without regard to any limitations on exercise herein contained); and the Company shall make lawful provision for the foregoing as a part of such Major Transaction and shall cause the issuer of any security in such transaction which constitutes Registrable Securities under the registration rights provisions of Section 7(c) of the Securities Purchase Agreement to assume all of the Company's obligations thereunder. No sooner than ten (10) business days nor later than five (5) business days prior to the consummation of the Major Transaction, but not prior to the public announcement of such Major Transaction, the Company shall deliver written notice ("Notice of Major Transaction") to each holder of a Warrant, which Notice of Major Transaction shall be deemed to have been delivered one (1) business day after the Company's sending such notice by telecopy (provided that the Company sends a confirming copy of such notice on the same day by overnight courier) of such Notice of Major Transaction. Such Notice of Major Transaction shall indicate the amount and type of the Major Transaction consideration which such holder of a Warrant would receive under this Section. If the Major Transaction Consideration does not consist entirely of United States currency, such holder may elect to receive United States currency in an amount equal to the value of the Major Transaction Consideration in lieu of the Major Transaction Consideration by delivering notice of such election to the Company within five (5) business days of such holder's receipt of the Notice of Major Transaction.

          The "Black-Scholes Amount" shall be an amount determined by calculating the "Black-Scholes" value of an option to purchase one share of Common Stock on the applicable page on the Bloomberg online page, using the following variable values: (i) the current market price of the Common Stock equal to the closing trade price on the last trading day before the date of the Notice of the Major Transaction; (ii) volatility of the Common Stock equal to the volatility of the common Stock during the 100 trading day period preceding the date of the Notice of the Major Transaction; (iii) a risk free rate equal to the interest rate on the United States treasury bill or treasury note with a maturity corresponding to the remaining term of this Warrant on the date of the Notice of the Major Transaction; and
     (iv) an exercise price equal to the Exercise Price on the date of the Notice of the Major Transaction. In the event such calculation function is no longer available utilizing the Bloomberg online page, the Holder shall calculate such amount in its sole discretion using the closest available alternative mechanism and variable values to those available utilizing the Bloomberg online page for such calculation function.

          (f) Distribution of Assets. In case the Company shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise (including any dividend or distribution to the Company's shareholders of cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a "Distribution"), at any time after the initial issuance of this Warrant, then the Holder shall be entitled upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, to receive the amount of such assets (or rights) which would have been payable to the Holder had such Holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution.

          (g) Notices of Adjustment. Upon the occurrence of any event which requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the Holder, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

          (h) Minimum Adjustment of Exercise Price. No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

          (i) No Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Market Price of a share of Common Stock; provided that in the event that sufficient funds are not legally available for the payment of such cash adjustment any fractional shares of Common Stock shall be rounded up to the next whole number.

          (j) Other Notices. In case at any time:

               (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution to the holders of the Common Stock;

               (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

               (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

               (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

          then, in each such case, the Company shall give to the Holder (a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least 30 days prior to the record date or the date on which the Company's books are closed in respect thereto, but in no event earlier than public announcement of such proposed transaction or event. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above.

               (k) Certain Definitions.

                    (i) "Common Stock Deemed  Outstanding" shall mean the number of shares of Common Stock actually outstanding (not including shares of Common Stock held in the treasury of the Company), plus
               (x) in case of any adjustment required by Section 4(a) resulting from the issuance of any Options, the maximum total number of shares of Common Stock issuable upon the exercise of the Options for which the adjustment is required (including any Common Stock issuable upon the conversion of Convertible Securities issuable upon the exercise of such Options), and (y) in the case of any adjustment required by Section 4(a) resulting from the issuance of any Convertible Securities, the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of the Convertible Securities for which the adjustment is required, as of the date of issuance of such Convertible Securities, if any.

                    (ii) "Market  Price," as of any date,  (i) means the average of the Closing Bid Prices for the shares of Common Stock as reported to Nasdaq National Market System for the trading day immediately preceding such date, or (ii) if The Nasdaq National Market is not the principal trading market for the Common Stock, the average of the last reported bid prices on the principal trading market for the Common Stock during the same period, or, if there is no bid price for such period, the last reported sales price for such period, or (iii) if market value cannot be calculated as of such date on any of the foregoing bases, the Market Price shall be the value thereof, as agreed upon by the Company and the Holder; provided, however, that if the Company and the Holder cannot agree on such value, such value shall be the average fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the Holders of a majority in interest of the Warrants, with the costs of the appraisal to be borne by the Company. The manner of determining the Market Price of the Common Stock set forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made hereunder.

                    (iii) "Common Stock," for purposes of this Section 4, includes the Common Stock and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation, provided that the shares purchasable pursuant to this Warrant shall include only Common Stock in respect of which this Warrant is exercisable, or shares resulting from any subdivision or combination of such Common Stock, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in Section 4(e) hereof, the stock or other securities or property provided for in such Section. (l) Other Adjustments. If:

                         (1) Maurizio Vecchione disposes of any shares of Common
                    Stock beneficially owned by him while the Common Stock is trading at or below twenty-five dollars ($25) per share during the period beginning on the date of the Closing and ending on the earlier of (i) the first (1st) anniversary of the date of the Closing, or (ii) the date on which Maurizio Vecchione ceases to be President or CEO of the Company; or

                         (2) Joyce  Freedman or Lee Freedman (each a "Freedman")
                    dispose of any shares of Common Stock beneficially owned by such Freedman at any time during the period beginning on the date of the Closing and ending on the date which is six (6) months following the Closing, then the Exercise Price shall be adjusted to the Adjusted Exercise Price (as defined herein) if such adjustment would result in a decrease in the Exercise Price; provided, however, that the Exercise Price shall not be adjusted upon the occurrence of a disposal described in clause (1) until Maurizio Vecchione sells or otherwise transfers in excess of fifty thousand (50,000) shares of Common Stock in aggregate during such period at a price less than twenty-five dollars ($25) pursuant to Rule
                    144. For any disposal of Common Stock described hereunder, the "Adjusted Exercise Price" shall mean the lesser of (a) the lowest closing bid price of the Common Stock during the thirty (30) trading day period beginning on the trading day (the "Announcement Date") immediately preceding the day on which such disposal was publicly announced and (b) the price per share which Vecchione or such Freedman, as applicable, received in connection with such disposal; provided, however, that if the Adjusted Exercise Price described above is greater than the Exercise Price, then the Adjusted Exercise Price shall be equal to (c) the lowest closing bid price of the Common Stock during the thirty (30) trading day period beginning on the Announcement Date divided by (d) the closing bid price of the Common Stock on the Announcement Date times (e) the Exercise Price.

     5. Cap Amount.

          (a) Prior to the earlier of Nasdaq Approval (as defined in the Securities Purchase Agreement) or the 4460 Shareholder Approval (as defined in the Securities Purchase Agreement), unless otherwise permitted by The Nasdaq National Market or unless the rules thereof no longer are applicable to the Company, in no event shall the total number of shares of Common Stock issued at the Closing under the Securities Purchase Agreement and upon exercise of the Warrants exceed the maximum number of shares of Common Stock that the Company can without stockholder approval so issue pursuant to Nasdaq Rule 4460(i) (or any successor rule) (the "Cap Amount") upon Closing under the Securities Purchase Agreement and the exercise of the Warrants, which, as of the date of initial issuance of Common Stock and Warrants to the Holders, which amount is one million, two hundred thirty two thousand and forty five (1,232,045) shares. The Cap Amount shall be allocated pro rata among the Holders based on the number of shares of Common Stock and Warrants issued to each Holder. In the event a Holder shall sell or otherwise transfer any of such Holder's Warrants, each transferee shall be allocated a pro rata portion of such transferor's Cap Amount. A Holder's allocable portion of the Cap Amount shall be allocated first to the Common Stock issued to the Holder at the Closing under the Securities Purchase Agreement, then to the First Warrants (as defined in the Securities Purchase Agreement) and only the Warrants shall be subject to the limitation imposed by this Section 5(a).

          (b) Prior to the earlier of Second Nasdaq Approval (as defined in the Securities Purchase Agreement) or the 4310 Shareholder Approval (as defined in the Securities Purchase Agreement), unless otherwise permitted by The Nasdaq National Market or unless the rules thereof no longer are applicable to the Company, in no event shall this Warrant be exercisable.

     6. Issue Tax. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the Holder or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Holder.

     7. No Rights or Liabilities as a Shareholder. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     8. Transfer, Exchange and Replacement of Warrant.

          a. Restriction on Transfer. This Warrant and the rights granted to the Holder are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the Form of Assignment attached hereto as Exhibit 2, at the office or agency of the Company referred to in Section 8(e) below, provided, however, that any transfer or assignment shall be subject to the provisions of Section 5.1 and 5.2 of the Securities Purchase Agreement. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary. Notwithstanding anything to the contrary contained herein, the registration rights described in Section 9 hereof are assignable only in accordance with the provisions of the Securities Purchase Agreement.

          b. Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the Holder at the office or agency of the Company referred to in Section 8(e) below, for new Warrants, in the form hereof, of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the Holder of at the time of such surrender.

          c. Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or, in the case of any such loss, theft, or destruction, upon delivery, of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrants, in the form hereof, in such denominations as Holder may request.

          d. Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Section 8, this Warrant shall be promptly canceled by the Company. The Company shall pay all issuance taxes (other than securities transfer taxes) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 8.

          e. Warrant Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

     9. Registration Rights. The initial holder of this Warrant (and certain assignees thereof) is entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in Section 7(c) of the Securities Purchase Agreement.

     10. Notices. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or by confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

                  If to the Company:

                           ModaCAD, Inc.
                           3861 Sepulveda Blvd.
                           Culver City, CA 90230
                           Telecopy: (310) 751-2120
                           Attention: President


                           with a copy to:

                           Coudert Brothers
                           1055 West Seventh Street - 20th Floor
                           Los Angeles, CA  90017
                           Telecopy:  (213) 689-4467
                           Attention:  John A. St. Clair

and if to the Holder, at such address as Holder shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 10.

     11. Governing Law; Jurisdiction. This Warrant shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed in the State of California. The Company irrevocably consents to the jurisdiction of the United States federal courts located in the State of California and the state courts located in the County of Santa Clara in the State of California in any suit or proceeding based on or arising under this Warrant and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company agrees that a final nonappealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     12. Miscellaneous.

          a. Amendments. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the Holder.

          b. Descriptive Headings. The descriptive headings of the several Sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

          c. [Intentionally deleted].

          d. Assignability. This Warrant shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Holder and its successors and assigns. The Holder shall notify the Company upon the assignment of this Warrant.

          e. Weekends, Etc. If the end of the Exercise Period falls on a Saturday, Sunday or legal holiday, the end of the Exercise Period shall be extended automatically until 5:00 p.m. the next business day.


                                      * * *

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.



     ModaCAD, Inc.
     By:        /s/ JOYCE FREEDMAN
        ________________________________
     Name:      Joyce Freedman
     Title:     Chief Executive Officer

                           FORM OF EXERCISE AGREEMENT

         (To be Executed by the Holder in order to Exercise the Warrant)

     The undersigned hereby irrevocably exercises the right to purchase ____________ of the shares of common stock of ModaCAD, Inc., a California corporation (the "Company"), evidenced by the attached Warrant, and herewith makes payment of the Exercise Price with respect to such shares in full, all in accordance with the conditions and provisions of said Warrant.

     (i) The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

     (ii) The undersigned requests that stock certificates for such shares be issued, and a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the Holder (or such other person or persons indicated below) and delivered to the undersigned (or designee(s) at the address (or addresses) set forth below:

Date:
Signature of Holder
Name of Holder (Print)

Address:

                               FORM OF ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth hereinbelow, to:

Name of Assignee                  Address                          No. of Shares


, and hereby irrevocably constitutes and appoints ______________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.


Date:____________, _____,

In the presence of



                  Name:


                  Signature:
                               Title of Signing Officer or Agent (if any):

                  Address:


Note: The above signature should correspond exactly with the name on the face of the within Warrant.

                                  EXHIBIT A-3
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

Right to Purchase 189,674 Shares of Common Stock

Date: April 7, 1999

                                  MODACAD, INC.
                             STOCK PURCHASE WARRANT


     THIS CERTIFIES THAT, for value received, Intel Corporation or its registered assigns, is entitled to purchase from ModaCAD, Inc., a California corporation (the "Company"), at any time or from time to time during the period specified in Section 2 hereof, One Hundred Eighty-Nine Thousand Six Hundred Seventy-Four (189,674) fully paid and nonassessable shares of the Company's common stock (the "Common Stock"), at an initial exercise price of $13.18 per share (the "Exercise Price"). This Warrant is being issued pursuant to that certain Stock and Warrant Purchase and Investor Rights Agreement dated April 7, 1999 between the Company and the Holder (the "Securities Purchase Agreement"). The number of shares of Common Stock purchasable hereunder (the "Warrant Shares") and the Exercise Price are subject to adjustment as provided in Section 4 hereof. The term "Warrants" means this Warrant and the other warrants of the Company issued pursuant to the terms of the Securities Purchase Agreement.

     The term "Closing Bid Price" means, for any security as of any date, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to the holder hereof (the "Holder") if Bloomberg Financial Markets is not then reporting closing bid prices of such security (collectively, "Bloomberg"), or if the foregoing does not apply, the last reported sale price of such security in the over-the-counter market on the electronic bulletin board of such security as reported by Bloomberg, or, if no sale price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the value thereof, as agreed upon by the Company and the Holder; provided, however, that if the Company and the Holder cannot agree on such value, such value shall be the fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the Holder with the costs of such appraisal to be borne by the Company.

     This Warrant is subject to the following terms, provisions, and conditions:

     1. Mechanics of Exercise. Subject to the provisions hereof, including, without limitation, the limitations contained in Section 8(f) hereof, this Warrant may be exercised as follows:

          (a) Manner of Exercise. This Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (or evidence of loss, theft, destruction or mutilation thereof in accordance with Section 8(c) hereof), together with a completed exercise agreement in the Form of Exercise Agreement attached hereto as Exhibit 1 (the "Exercise Agreement"), to the Company at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder), and upon payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company, of the Exercise Price for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the Holder or Holder's designees, as the record owner of such shares, as of the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment shall have been made for such shares as set forth above. In lieu of the payment methods set forth above, when permitted by law and applicable regulations (including Nasdaq and NASD rules), the Holder may pay the Exercise Price through a "same day sale" commitment from the Holder (and if applicable a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer")), whereby the Holder irrevocably elects to exercise this Warrant and to sell a portion of the Shares so purchased to pay for the Exercise Price and the Holder (or, if applicable, the NASD Dealer) commits upon sale (or, in the case of the NASD Dealer, upon receipt) of such Warrant Shares to forward the Exercise Price directly to the Company.

          (b) Issuance of Certificates. Subject to Section 1(c), certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the Holder within a reasonable time, not exceeding three (3) business days, after this Warrant shall have been so exercised (the "Delivery Period"). The certificates so delivered shall be in such denominations as may be reasonably requested by the Holder and shall be registered in the name of Holder or such other name as shall be designated by such Holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

          (c) Exercise Disputes. In the case of any dispute with respect to an exercise, the Company shall promptly issue such number of shares of Common Stock as are not disputed in accordance with this Section. If such dispute involves the calculation of the Exercise Price, the Company shall submit the disputed calculations to a nationally recognized independent accounting firm (selected by the Company) via facsimile within three (3) business days of receipt of the Exercise Agreement. The accounting firm shall audit the calculations and notify the Company and the converting Holder of the results no later than two (2) business days from the date it receives the disputed calculations. The accounting firm's calculation shall be deemed conclusive, absent manifest error. The Company shall then issue the appropriate number of shares of Common Stock in accordance with this Section.

          (d) Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Exercise Price of a share of Common Stock (as determined for exercise of this Warrant into whole shares of Common Stock); provided that in the event that sufficient funds are not legally available for the payment of such cash adjustment any fractional shares of Common Stock shall be rounded up to the next whole number.

          (e)  Buy-In.  If (i) the  Company  fails for any  reason  (other  than
     Holder's failure to pay timely to the Company the Exercise Price) to deliver during the Delivery Period shares of Common Stock to Holder upon an exercise of this Warrant and (ii) after the applicable Delivery Period with respect to such an exercise, Holder purchases (in an open market transaction or otherwise) shares of Common Stock to make delivery upon a sale by Holder of the shares of Common Stock (the "Sold Shares") which Holder was entitled to receive upon such exercise (a "Buy-in"), the Company shall pay Holder (in addition to any other remedies available to Holder) the amount by which (x) Holder's total purchase price (including brokerage commission, if any) for the shares of Common Stock so purchased exceeds (y) the lesser of (A) the Exercise Price or (B) the net proceeds received by Holder from the sale of the Sold Shares. Holder shall provide the Company written notification indicating any amounts payable to Holder pursuant to this subsection.

     2. Period of Exercise. This Warrant is exercisable at any time or from time to time on or after the date hereof and before 5:00 P.M., Eastern Time on the date which is fifteen (15) months after the date hereof (the "Exercise Period"). The Company hereby acknowledges that exercise of this Warrant by Holder may subject the Company and/or the Holder to the filing requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (the "HSR Act") and that Holder may be prevented from exercising this Warrant until the expiration or early termination of all waiting periods imposed by the HSR Act ("HSR Act Restrictions"). If on or before the end of the Exercise Period Holder has sent the Notice of Exercise to Company and Holder has not been able to complete the exercise of this Warrant prior to the end of the Exercise Period because of HSR Act Restrictions, the Holder shall be entitled to complete the process of exercising this Warrant, for a period of ten (10) business days following termination of the HSR Act Restrictions, in accordance with the procedures contained herein notwithstanding the fact that completion of the exercise of this Warrant would take place after the end of the Exercise Period.

     3. Certain Agreements of the Company. The Company hereby covenants and agrees as follows:

          (a) Shares to be Fully Paid. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid, and non-assessable and free from all taxes, liens, claims and encumbrances.

          (b) Reservation of Shares. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

          (c) Listing. From and after the date of issuance of this Warrant, the Company shall have secured and shall thereafter, for at least three (3) years after the date of issuance of this Warrant, maintain the listing of the shares of Common Stock issuable upon exercise of this Warrant upon The Nasdaq National Market, the Nasdaq SmallCap Market, the New York Stock Exchange or the American Stock Exchange, as required by the Securities Purchase Agreement and upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed or become listed and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of any other shares of capital stock of the Company issuable upon the exercise of this Warrant so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

          (d) Certain Actions Prohibited. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such actions as may reasonably be requested by the Holder of this Warrant in order to protect the exercise privilege of the Holder of this Warrant, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

     4. Antidilution Provisions. During the Exercise Period or until fully exercised, the Exercise Price and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Section 4. In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent.

          (a) Adjustment of Exercise Price and Number of Shares upon Issuance of Common Stock. Except as otherwise provided in Section 4(c) and 4(e) hereof, if and whenever after the initial issuance of this Warrant, the Company issues or sells, or in accordance with Section 4(b) hereof is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share less than the Market Price (as herein defined) on the date of issuance (a "Dilutive Issuance"), then effective immediately upon the Dilutive Issuance, the Exercise Price will be adjusted in accordance with the following formula:

     E' = (E) (O + P/M) / (CSDO)


     where:

          E' = the adjusted Exercise Price
          E = the then current Exercise Price;
          M = the then current Market Price;
          O = the number of shares of Common Stock outstanding immediately prior to the Dilutive Issuance;
          P = the aggregate consideration, calculated as set forth in Section 4(b) hereof, received by the Company upon such Dilutive Issuance; and CSDO = the total number of shares of Common Stock Deemed Outstanding (as herein defined) immediately after the Dilutive Issuance.

          (b) Effect on Exercise Price of Certain Events. For purposes of determining the adjusted Exercise Price under Section 4(a) hereof, the following will be applicable:

               (i)  Issuance of Rights or Options.  If the Company in any manner issues or grants any warrants, rights or options, whether or not immediately exercisable, to subscribe for or to purchase Common Stock or other securities exercisable, convertible into or exchangeable for Common Stock ("Convertible Securities"), but not to include the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee or Director benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose (such warrants, rights and options to purchase Common Stock or Convertible Securities are hereinafter referred to as "Options"), and the price per share for which Common Stock is issuable upon the exercise of such Options is less than the Market Price on the date of issuance ("Below Market Options"), then the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full exercise, conversion or exchange of Convertible Securities, if applicable) will, as of the date of the issuance or grant of such Below Market Options, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the price per share for which Common Stock is issuable upon the exercise of such Below Market Options is determined by dividing
          (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or granting of such Below Market
          Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Below Market Options, plus, in the case of Convertible Securities issuable upon the exercise of such Below Market Options, the minimum aggregate amount of additional consideration payable upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by
          (ii) the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full conversion of Convertible Securities, if applicable). No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon the exercise of such Below Market Options or upon the exercise, conversion or exchange of Convertible Securities issuable upon exercise of such Below Market Options.

               (ii) Issuance of Convertible Securities.

                    (A) If the  Company  in  any  manner  issues  or  sells  any
               Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options) and the price per share for which Common Stock is issuable upon such exercise, conversion or exchange (as determined pursuant to Section 4(b)(ii)(B) if applicable) is less than the Market Price on the date of issuance, then the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible
               Securities will, as of the date of the issuance of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For the purposes of the preceding sentence, the price per share for which Common Stock is issuable upon such exercise, conversion or exchange is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. No further adjustment to the Exercise Price will be made upon the actual issuances of such Common Stock upon exercise, conversion or exchange of such Convertible Securities.

                    (B) If the  Company  in  any  manner  issues  or  sells  any
               Convertible Securities with a fluctuating conversion or exercise price or exchange ratio (a "Variable Rate Convertible Security"), then the price per share for which Common Stock is issuable upon such exercise, conversion or exchange for purposes of the calculation contemplated by Section 4(b)(ii)(A) shall be deemed to be the lowest price per share which would be applicable assuming that (1) all holding period and other conditions to any discounts contained in such Convertible Security have been satisfied, and (2) the Market Price on the date of issuance of such Convertible Security was 80% of the Market Price on such date (the "Assumed Variable Market Price").

               (iii) Change in Option Price or Conversion Rate. Except for the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee or Director benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, if there is a change at any time in (i) the amount of additional consideration payable to the Company upon the exercise of any Options; (ii) the amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange or any Convertible Securities; or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock (other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such change will be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

               (iv) Treatment of Expired Options and Unexercised Convertible Securities. If, in any case, the total number of shares of Common Stock issuable upon exercise of any Options or upon exercise, conversion or exchange of any Convertible Securities is not, in fact, issued and the rights to exercise such option or to exercise, convert or exchange such Convertible Securities shall have expired or terminated, the Exercise Price then in effect will be readjusted to the Exercise Price which would have been in effect at the time of such expiration or termination had such Options or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination (other than in respect of the actual number of shares of Common Stock issued upon exercise or conversion thereof), never been issued.

               (v) Calculation of Consideration Received. If any Common Stock, Options or Convertible Securities are issued, granted or sold for cash, the consideration received therefor for purposes of this Warrant will be the amount received by the Company therefor, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance, grant or sale. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Company will be the fair market value of such consideration except where such consideration consists of freely-tradeable securities, in which case the amount of consideration received by the Company will be the Market Price thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair market value of any consideration other than cash or securities will be determined in the good faith reasonable business judgment of the Board of Directors.

               (vi) Exceptions to Adjustment of Exercise Price. No adjustment to the Exercise Price will be made (i) upon the exercise of any warrants, options or convertible securities issued and outstanding on the date hereof in accordance with the terms of such securities as of such date; (ii) upon the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee or Director benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose; (iii) upon the issuance of the Common Shares (as defined in the Securities Purchase Agreement) or Warrants in accordance with terms of the Securities Purchase Agreement; or (iv) upon the exercise of the Warrants.

          (c) Subdivision or Combination of Common Stock. If the Company, at any time after the initial issuance of this Warrant, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time after the initial issuance of this Warrant, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

          (d) Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 4, the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

          (e) Major Transactions. If the Company shall consolidate or merge with any other corporation or entity (other than a merger in which the Company is the surviving or continuing entity and its capital stock is unchanged and unissued in such transaction (except for Common Stock constituting less than twenty percent (20%) of the Company's Common Stock then outstanding)) or any subsidiary of the Company shall be a party to a merger or consolidation or other extraordinary transaction and the Company issues twenty percent (20%) or more of its Common Stock in any such merger, consolidation or other transaction or there shall occur any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property or any reclassification or change of the outstanding shares of Common Stock (each of the foregoing being a "Major Transaction"), then each holder of a Warrant may thereafter, at its option, be entitled to (a) in the event that the Common Stock remains outstanding or holders of Common Stock receive any common stock or substantially similar equity interest, in each of the foregoing cases which is publicly traded, retain its Warrant and such Warrant shall continue to apply to such Common Stock or shall apply, as nearly as practicable, to such other common stock or equity interest, as the case may be, or (b) regardless or whether (a) applies, receive consideration, in exchange for such Warrant, equal to the greater of, as determined in the sole discretion of such holder, (i) the number of shares of stock or securities or property of the Company, or of the entity resulting from such Major Transaction (the "Major Transaction Consideration"), to which a holder of the number of shares of Common Stock delivered upon the exercise of such Warrant would have been entitled upon such Major Transaction had such holder exercised the Warrant (without regard to any limitations on conversion or elsewhere contained) on the trading date immediately preceding the public announcement of the transaction resulting in such Major Transaction and had such Common Stock been issued and outstanding and had such Holder been the holder of record of such Common Stock at the time of the consummation of such Major Transaction, and (ii) cash paid by the Company in immediately available funds, in an amount equal to one hundred and twenty five percent (125%) of the Black-Scholes Amount (as defined herein) times the number of shares of Common Stock for which this Warrant was exercisable (without regard to any limitations on exercise herein contained); and the Company shall make lawful provision for the foregoing as a part of such Major Transaction and shall cause the issuer of any security in such transaction which constitutes Registrable Securities under the registration rights provisions of Section 7(c) of the Securities Purchase Agreement to assume all of the Company's obligations thereunder. No sooner than ten (10) business days nor later than five (5) business days prior to the consummation of the Major Transaction, but not prior to the public announcement of such Major Transaction, the Company shall deliver written notice ("Notice of Major Transaction") to each holder of a Warrant, which Notice of Major Transaction shall be deemed to have been delivered one (1) business day after the Company's sending such notice by telecopy (provided that the Company sends a confirming copy of such notice on the same day by overnight courier) of such Notice of Major Transaction. Such Notice of Major Transaction shall indicate the amount and type of the Major Transaction consideration which such holder of a Warrant would receive under this Section. If the Major Transaction Consideration does not consist entirely of United States currency, such holder may elect to receive United States currency in an amount equal to the value of the Major Transaction Consideration in lieu of the Major Transaction Consideration by delivering notice of such election to the Company within five (5) business days of such holder's receipt of the Notice of Major Transaction.

          The "Black-Scholes Amount" shall be an amount determined by calculating the "Black-Scholes" value of an option to purchase one share of Common Stock on the applicable page on the Bloomberg online page, using the following variable values: (i) the current market price of the Common Stock equal to the closing trade price on the last trading day before the date of the Notice of the Major Transaction; (ii) volatility of the Common Stock equal to the volatility of the common Stock during the 100 trading day period preceding the date of the Notice of the Major Transaction; (iii) a risk free rate equal to the interest rate on the United States treasury bill or treasury note with a maturity corresponding to the remaining term of this Warrant on the date of the Notice of the Major Transaction; and
     (iv) an exercise price equal to the Exercise Price on the date of the Notice of the Major Transaction. In the event such calculation function is no longer available utilizing the Bloomberg online page, the Holder shall calculate such amount in its sole discretion using the closest available alternative mechanism and variable values to those available utilizing the Bloomberg online page for such calculation function.

          (f) Distribution of Assets. In case the Company shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise (including any dividend or distribution to the Company's shareholders of cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a "Distribution"), at any time after the initial issuance of this Warrant, then the Holder shall be entitled upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, to receive the amount of such assets (or rights) which would have been payable to the Holder had such Holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution.

          (g) Notices of Adjustment. Upon the occurrence of any event which requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the Holder, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

          (h) Minimum Adjustment of Exercise Price. No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

          (i) No Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Market Price of a share of Common Stock; provided that in the event that sufficient funds are not legally available for the payment of such cash adjustment any fractional shares of Common Stock shall be rounded up to the next whole number.

          (j) Other Notices. In case at any time:

               (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution to the holders of the Common Stock;

               (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

               (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

               (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

               then, in each such case, the Company shall give to the Holder (a)
          notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least 30 days prior to the record date or the date on which the Company's books are closed in respect thereto, but in no event earlier than public announcement of such proposed transaction or event. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above.

          (k) Certain Definitions.

               (i) "Common Stock Deemed Outstanding" shall mean the number of shares of Common Stock actually outstanding (not including shares of Common Stock held in the treasury of the Company), plus (x) in case of any adjustment required by Section 4(a) resulting from the issuance of any Options, the maximum total number of shares of Common Stock issuable upon the exercise of the Options for which the adjustment is required (including any Common Stock issuable upon the conversion of Convertible Securities issuable upon the exercise of such Options), and (y) in the case of any adjustment required by Section 4(a) resulting from the issuance of any Convertible Securities, the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of the Convertible Securities for which the adjustment is required, as of the date of issuance of such Convertible Securities, if any.

               (ii) "Market Price," as of any date, (i) means the average of the Closing Bid Prices for the shares of Common Stock as reported to Nasdaq National Market System for the trading day immediately preceding such date, or (ii) if The Nasdaq National Market is not the principal trading market for the Common Stock, the average of the last reported bid prices on the principal trading market for the Common Stock during the same period, or, if there is no bid price for such period, the last reported sales price for such period, or (iii) if market value cannot be calculated as of such date on any of the foregoing bases, the Market Price shall be the value thereof, as agreed upon by the Company and the Holder; provided, however, that if the Company and the Holder cannot agree on such value, such value shall be the average fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the Holders of a majority in interest of the Warrants, with the costs of the appraisal to be borne by the Company. The manner of determining the Market Price of the Common Stock set forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made hereunder.

               (iii) "Common Stock," for purposes of this Section 4, includes the Common Stock and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation, provided that the shares purchasable pursuant to this Warrant shall include only Common Stock in respect of which this Warrant is exercisable, or shares resulting from any subdivision or combination of such Common Stock, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in Section 4(e) hereof, the stock or other securities or property provided for in such Section.

                    (l) Other Adjustments. If:

                    (1) Maurizio Vecchione disposes of any shares of Common Stock beneficially owned by him while the Common Stock is trading at or below twenty-five dollars ($25) per share during the period beginning on the date of the Closing and ending on the earlier of
               (i) the first (1st)  anniversary  of the date of the Closing,  or
               (ii) the date on which Maurizio Vecchione ceases to be President or CEO of the Company; or

                    (2) Joyce Freedman or Lee Freedman (each a "Freedman") dispose of any shares of Common Stock beneficially owned by such Freedman at any time during the period begining on the date of the Closing and ending on the date which is six (6) months following the Closing, then the Exercise Price shall be adjusted to the Adjusted Exercise Price (as defined herein) if such adjustment would result in a decrease in the Exercise Price; provided, however, that the Exercise Price shall not be adjusted upon the occurrence of a disposal described in clause (1) until Maurizio Vecchione sells or otherwise transfers in excess of fifty thousand (50,000) shares of Common Stock in aggregate during such period at a price less than twenty-five dollars ($25) pursuant to Rule 144. For any disposal of Common Stock described hereunder, the "Adjusted Exercise Price" shall mean the lesser of
               (a) the lowest closing bid price of the Common Stock during the thirty (30) trading day period beginning on the trading day (the "Announcement Date") immediately preceding the day on which such disposal was publicly announced and (b) the price per share which Vecchione or such Freedman, as applicable, received in connection with such disposal; provided, however, that if the Adjusted Exercise Price described above is greater than the Exercise Price, then the Adjusted Exercise Price shall be equal to (c) the lowest closing bid price of the Common Stock during the thirty
               (30) trading day period beginning on the Announcement Date divided by (d) the closing bid price of the Common Stock on the Announcement Date times (e) the Exercise Price.

     5. Cap Amount.

          (a) Prior to Nasdaq Approval (as defined in the Securities Purchase Agreement) or the 4460 Shareholder Approval (as defined in the Securities Purchase Agreement), unless otherwise permitted by The Nasdaq National Market or unless the rules thereof no longer are applicable to the Company, in no event shall the total number of shares of Common Stock issued at the Closing under the Securities Purchase Agreement and upon exercise of the Warrants exceed the maximum number of shares of Common Stock that the Company can without stockholder approval so issue pursuant to Nasdaq Rule 4460(i) (or any successor rule) (the "Cap Amount") upon Closing under the Securities Purchase Agreement and the exercise of the Warrants, which, as of the date of initial issuance of Common Stock and Warrants to the Holders, which amount is one million, two hundred thirty two thousand and forty five (1,232,045) shares. The Cap Amount shall be allocated pro rata among the Holders based on the number of shares of Common Stock and Warrants issued to each Holder. In the event a Holder shall sell or otherwise transfer any of such Holder's Warrants, each transferee shall be allocated a pro rata portion of such transferor's Cap Amount. A Holder's allocable portion of the Cap Amount shall be allocated first to the Common Stock issued to the Holder at the Closing under the Securities Purchase Agreement, then to the First Warrants (as defined in the Securities
     Purchase Agreement) and only the Warrants shall be subject to the limitation imposed by this Section 5(a).

          (b) Prior to the earlier of Second Nasdaq Approval (as defined in the Securities Purchase Agreement) or the 4310 Shareholder Approval (as defined in the Securities Purchase Agreement), unless otherwise permitted by The Nasdaq National Market or unless the rules thereof no longer are applicable to the Company, in no event shall this Warrant be exercisable.

     6. Issue Tax. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the Holder or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Holder.

     7. No Rights or Liabilities as a Shareholder. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     8. Transfer, Exchange, Redemption and Replacement of Warrant.

          a. Restriction on Transfer. This Warrant and the rights granted to the Holder are transferable, in whole or in part, upon surrender of this
     Warrant, together with a properly executed assignment in the Form of Assignment attached hereto as Exhibit 2, at the office or agency of the Company referred to in Section 8(e) below, provided, however, that any transfer or assignment shall be subject to the provisions of the Securities Purchase Agreement. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary. Notwithstanding anything to the contrary contained herein, the registration rights described in Section 9 hereof are assignable only in accordance with the provisions of the Securities Purchase Agreement.

          b. Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the Holder at the office or agency of the Company referred to in Section 8(e) below, for new Warrants, in the form hereof, of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the Holder of at the time of such surrender.

          c. Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or, in the case of any such loss, theft, or destruction, upon delivery, of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrants, in the form hereof, in such denominations as Holder may request.

          d. Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Section 8, this Warrant shall be promptly canceled by the Company. The Company shall pay all issuance taxes (other than securities transfer taxes) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 8.

          e. Warrant Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

          f. Redemption at Company's Option.

               1. On the first (1st) anniversary of the date hereof and for five
          (5) days thereafter, the Company shall have the right to elect the redemption for cash ("Redemption at Company's Option") of all or any part of the then unexercised portion of this Warrant for the Optional Redemption Amount (as herein defined), which right shall be exercisable by delivery of an Optional Redemption Notice (as defined herein) in accordance with the procedures set forth below. Notwithstanding the delivery of an Optional Redemption Notice, the Holder shall have the right to exercise all or any part of this Warrant up to and including the date of redemption; provided, however that the Company may effect a Redemption at Company's Option only if:
          (a) there has not occurred any material breach of any of the Company's representationss, warranties or covenants under the Securities Purchase Agreement and the Company is not in default of any of its obligations under the Securities Purchase Agreement and the Warrants;
          (b) the registration statement required to be filed by the Company pursuant to the Securities Purchase Agreement covering the Purchased Shares (as defined in the Securities Purchase Agreement) and the Warrant Shares issuable upon conversion of the Warrants, is effective and available for trading; (c) the Common Stock, including all Purchased Shares and Warrant Shares, is listed on the Nasdaq National Market and trading in the Common Stock is not suspended by Nasdaq, the Securities and Exchange Commission or other regulatory authority and no de-listing or suspension shall be reasonably likely for the foreseeable future; (d) since December 31, 1998, the Company has not suffered any Material Adverse Effect (as defined in the Securities Purchase Agreement) and nothing has occurred which would be likely to cause a Material Adverse Effect, and (e) the closing sale price of the Common Stock on each of the fifteen (15) trading days immediately preceding the first (1st) anniversary is greater than the Exercise Price. For purposes of this Section 8(f), the Optional Redemption Amount is equal to (x) one cent ($0.01) times (y) the number of shares underlying the portion of the Warrant to be redeemed, as specified in the Optional Redemption Notice. Upon timely delivery of the Optional Redemption Notice, the Optional Redemption Amount shall be paid to Holder on the date of redemption.

               2. The Company shall effect the Redemption at Company's Option under this Section 8(f) by delivering written notice thereof (the "Optional Redemption Notice") on the first (1st) anniversary of the date hereof or within five (5) days thereafter to Holder at the facsimile number set forth below Holder's name on the signature pages of the Securities Purchase Agreement or at such other facsimile number as Holder shall have provided in writing to the Company. Once the Company has delivered such Optional Redemption Notice, it is irrevocable and binding. The Optional Redemption Notice shall be deemed to have been delivered to Holder: (i) if such fax is received by Holder on or prior to 3:00 p.m. New York time, on the date of transmission of the Company's fax; and (ii) if such fax is received by Holder after 3:00 p.m. New York time, on the next business day following the date of transmission provided that, for any notice required under this subsection to be valid, a copy of such notice must be sent to Holder on the same day by overnight courier. The Optional Redemption Notice shall specify the portion of the Warrant which the Company elects to redeem by specifying the number of shares of Common Stock as to which the Warrant is being redeemed. The Redemption at Company's Option shall occur on the thirtieth (30th) day following delivery of the Optional Redemption Notice (or if such day is not a business day, on the next business day thereafter).

     9. Registration Rights. The initial holder of this Warrant (and certain assignees thereof) is entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in Section 7(c) of the Securities Purchase Agreement.

     10. Notices. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or by confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

                  If to the Company:

                           ModaCAD, Inc.
                           3861 Sepulveda Blvd.
                           Culver City, CA 90230
                           Telecopy: (310) 751-2120
                           Attention: President

                           with a copy to:

                           Coudert Brothers
                           1055 West Seventh Street - 20th Floor
                           Los Angeles, CA  90017
                           Telecopy:  (213) 689-4467
                           Attention:  John A. St. Clair

and if to the Holder, at such address as Holder shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 10.

     11. Governing Law; Jurisdiction. This Warrant shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed in the State of California. The Company irrevocably consents to the jurisdiction of the United States federal courts located in the State of California and the state courts located in the County of Santa Clara in the State of California in any suit or proceeding based on or arising under this Warrant and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company agrees that a final nonappealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     12. Miscellaneous.

          a. Amendments. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the Holder.

          b. Descriptive Headings. The descriptive headings of the several Sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

          c. [Intentionally deleted].

          d. Assignability. This Warrant shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Holder and its successors and assigns. The Holder shall notify the Company upon the assignment of this Warrant.

          e. Weekends, Etc. If the end of the Exercise Period falls on a Saturday, Sunday or legal holiday, the end of the Exercise Period shall be extended automatically until 5:00 p.m. the next business day.

                                      * * *

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.



     ModaCAD, Inc.
     By: /S/ JOYCE FREEDMAN
         ------------------
     Name: Joyce Freedman
     Title:Chief Executive Officer

                           FORM OF EXERCISE AGREEMENT

         (To be Executed by the Holder in order to Exercise the Warrant)

     The undersigned hereby irrevocably exercises the right to purchase ____________ of the shares of common stock of ModaCAD, Inc., a California corporation (the "Company"), evidenced by the attached Warrant, and herewith makes payment of the Exercise Price with respect to such shares in full, all in accordance with the conditions and provisions of said Warrant.

     (i) The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

     (ii) The undersigned requests that stock certificates for such shares be issued, and a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the Holder (or such other person or persons indicated below) and delivered to the undersigned (or designee(s) at the address (or addresses) set forth below:

Date:

Signature of Holder

Name of Holder (Print)

Address:

                               FORM OF ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth hereinbelow, to:

Name of Assignee                    Address                        No. of Shares


, and hereby irrevocably constitutes and appoints ______________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.


Date:____________, _____,

In the presence of



                  Name:


                  Signature:
                               Title of Signing Officer or Agent (if any):

                  Address:

Note: The above signature should correspond exactly with the name on the face of the within Warrant.

                                   EXHIBIT B

CONFIDENTIAL INFORMATION TRANSMITTAL RECORD ("CITR")
CITR DATE:__________________ , 199 __________    CNDA # _______________________
    (Date Disclosure(s) will commence)       (Fill in Number from Executed CNDA)

Participant's Name: ___________________________________________________________
                                  (Use Same Name as on CNDA)
    ___________________________________________________________________________
                                (Location of Disclosure)
    ___________________________________________________________________________
         City                  State                              Zip Code

Intel and Participant agree that the Confidential Information described below shall be kept confidential by the receiving party. This CITR incorporates all the terms and conditions of the Corporate Non-Disclosure Agreement ("CNDA") executed by the parties.

1. Describe Confidential Information disclosed by each party. (Be specific. Include subject or product, any document title, drawing/document number, date, rev., etc.) Identify visuals, foils, and verbal disclosures. (Use additional sheets if necessary). Intel Confidential Information: All Intel Confidential Information, including oral disclosures, disclosed by the board observer representing Intel at any of Participant's board of directors meetings where Intel's board observer was in attendance, as such attendance is documented by the Participant's board of director meetings minutes. Participant's Confidential Information: All Participant's Confidential Information, including oral disclosures, pertaining to any of Participant's board of directors meetings that is disclosed to Intel prior to Participant's board meetings, all Participant's Confidential Information, including oral disclosures, disclosed during any of
     Participant's board of directors meetings for those portions of such meetings where Intel's board observer was in attendance, as such attendance is documented by the Participant's board of director meetings minutes, and all other Participant's Confidential Information, including oral disclosures, disclosed to Intel's board observer in their capacity as an observer of Participant's board of directors.

2. This CITR covers the above described Confidential Information to be conveyed commencing on the CITR Date stated above provided it is marked as required under the CNDA.

3. Unless a shorter period is indicated below, the disclosing party will not assert any claims of breach or misappropriation of trade secrets against the receiving party arising from the receiving party's disclosure of the disclosing party's Confidential Information under this CITR more than five
     (5) years from the date when such information was disclosed. However, unless at least one of the exceptions set forth in Section 4 of the CNDA has occurred, the receiving party will continue to treat such Confidential Information as the confidential information of the disclosing party and only disclose any such Confidential Information to third parties under the terms of a non-disclosure agreement.

     If initialed and filled in below, the period after which the disclosing party agrees not to assert claims against the receiving party with respect to the Confidential Information disclosed under this CITR will be _____ months (not less than twenty-four (24) months nor more than sixty (60) months). (_____/_____)

4. Either party may at any time request in writing the immediate return of all or part of its Confidential Information disclosed hereunder, and all copies thereof, and the receiving party shall promptly comply with such request.

5. All other terms and conditions of the executed CNDA shall remain in full force and effect. Nothing contained herein shall be construed as amending or modifying the terms of the CNDA referenced above.

6. Both parties understand and acknowledge that no license under any patent, copyright, trade secret or other intellectual property right is granted to or conferred upon either party in this Agreement or by the transfer of any information by one party to the other party as contemplated hereunder, either expressly, by implication, inducement, estoppel or otherwise, and that any license under such intellectual property rights must be express and in writing.

                                   PARTICIPANT:________________________________
                                   (Company Name,  Division/Sub  if applicable)

INTEL  CORPORATION
2200 Mission  College Blvd.        ____________________________________________
Santa Clara, CA 95052-8119         Address

                                   ____________________________________________
                                   City, State, Zip